UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

NextDecade Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NextDecade Corporation

1000 Louisiana Street, Suite 3900

Houston, Texas 77002

April 27, 2023

Dear Fellow Stockholders:

The accompanying proxy is solicited by the board of directors of NextDecade Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on June 1, 2023 at 9:00 a.m. Central Time. The Annual Meeting will be held via the Internet and will be a completely virtual meeting. You may attend the Annual Meeting virtually via the Internet at www.proxydocs.com/NEXT, where you will be able to vote electronically and submit questions. In order to attend, you must register in advance at www.proxydocs.com/NEXT prior to the deadline of May 29, 2023 at 4:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will also permit you to submit questions. Please be sure to follow instructions found on your proxy form and subsequent instructions that will be delivered to you via email. For those of you who cannot attend the Annual Meeting, we urge that you participate by indicating your choices on the proxy form provided to you and completing and returning it at your earliest convenience. If you sign and return your proxy form without specifying your choices, your shares will be voted in accordance with the board of directors’ recommendations.

This booklet includes the Notice of Annual Meeting of Stockholders and the Proxy Statement, which contains details of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will have an opportunity to discuss each item of business described in the Notice of Annual Meeting of Stockholders and the Proxy Statement and to ask questions about the Company and its operations.

Our 2022 Annual Report to Stockholders, which is not part of the Proxy Statement, provides additional information regarding our financial results for the fiscal year ended December 31, 2022. A copy of our 2022 Annual Report to Stockholders is available at www.next-decade.com or may be requested from the Company’s Secretary as described elsewhere in the Proxy Statement.

Shares of common stock, par value $0.0001 per share (the “Common Stock”), shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), shares of Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), and shares of Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), represented by each valid proxy received by the Company on the form solicited by the Company’s board of directors will be voted in accordance with instructions specified on the proxy. A stockholder giving a duly executed proxy may revoke it before it is exercised by filing with or transmitting to the Company’s Secretary an instrument or transmission revoking it, or a duly executed proxy bearing a later date.

In addition to the solicitation of proxies by use of the Proxy Statement, the Company’s directors, officers and employees may solicit the return of proxies by mail, personal interview, or the Internet. Such directors, officers and employees will not receive additional compensation for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses incurred. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock registered in their names, to forward solicitation materials to the beneficial owners of such shares.

All costs of preparing, printing, assembling and mailing the Notice of Annual Meeting of Stockholders, the Proxy Statement, the enclosed form of proxy and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation, will be borne by the Company.

Your vote is important and it is important that your shares of Common Stock, shares of Series A Preferred Stock, shares of Series B Preferred Stock, and shares of Series C Preferred Stock are represented at the Annual Meeting. To ensure that each stockholder’s vote is counted at the Annual Meeting, stockholders are requested to complete, sign, date and return the proxy cards provided to them as promptly as possible in the envelope provided, or to submit their proxies by Internet, as described in the proxy cards mailed to them.  For more information on how to vote your shares, please refer to the Proxy Statement and proxy card you received to ensure that your shares will be represented and voted at the Annual Meeting. You may also submit your voting instructions by telephone as described in the proxy card. If you do attend the Annual Meeting, you may withdraw your proxy and electronically vote your shares at the Annual Meeting.

On behalf of the Company’s board of directors, thank you for your cooperation and continued support.

Sincerely,

/s/ Matthew K. Schatzman
Matthew K. Schatzman
Chairman of the Board and Chief Executive Officer

NextDecade Corporation

1000 Louisiana Street, Suite 3900

Houston, Texas 77002

Notice of Annual Meeting of Stockholders

April 27, 2023

Notice is hereby given that the Annual Meeting of Stockholders and any adjournments or postponements thereof (the “Annual Meeting”) of NextDecade Corporation, a Delaware corporation (the “Company”), will be held on June 1, 2023 at 9:00 a.m. Central Time. The Annual Meeting will be a virtual meeting held on the Internet at www.proxydocs.com/NEXT for the following purposes, as more fully described in the accompanying Proxy Statement:

1.

to elect three Class C directors to serve on the Company’s board of directors for terms of three years or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal;

2.	to approve an amendment to the Company’s 2017 Omnibus Incentive Plan, as amended, to increase the maximum number of shares available under such plan;

3.	to hold an advisory vote on compensation of the Company’s named executive officers;

4.	to ratify the reappointment of Grant Thornton LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2023; and

5.	to transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Stockholders as of April 20, 2023 are cordially invited to attend the Annual Meeting. The Annual Meeting will be held via the Internet and will be a completely virtual meeting.  To attend the Annual Meeting virtually via the Internet, please visit www.proxydocs.com/NEXT and register prior to the deadline of May 29, 2023 at 4:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will permit you to submit questions. You will not be able to attend the Annual Meeting in person.

To ensure that each stockholder’s vote is counted at the Annual Meeting, stockholders are requested to complete, sign, date and return the proxy cards provided to them as promptly as possible in the envelope provided, or to submit their proxies by Internet, as described in the proxy cards mailed to them. Stockholders may also submit their voting instructions by telephone as described in the proxy cards mailed to them. Stockholders attending the Annual Meeting may vote electronically at the Annual Meeting even if they have previously submitted their proxy authorization.

Only stockholders as of the close of business on April 20, 2023 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) thereof. A list of such stockholders shall be open to the examination of any stockholder of record at the Company’s offices during normal business hours for a period of ten (10) days prior to the Annual Meeting.

By Order of the Board,

/s/ Vera de Gyarfas
Vera de Gyarfas
General Counsel and Corporate Secretary

April 27, 2023

IT IS IMPORTANT THAT YOUR SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK, SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK, AND/OR SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK, SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK, AND/OR SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE PROXY CARD IN THE ENVELOPE PROVIDED OR SUBMIT YOUR PROXY AUTHORIZATION THROUGH THE INTERNET EVEN IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. SUBMITTING YOUR PROXY AUTHORIZATION WILL NOT LIMIT YOUR RIGHT TO VOTE ELECTRONICALLY AT THE ANNUAL MEETING OR TO ATTEND THE ANNUAL MEETING BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. IF YOU HAVE SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK, SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK, AND/OR SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK IN MORE THAN ONE NAME, OR IF YOUR SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK, SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK, AND/OR SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK ARE REGISTERED IN MORE THAN ONE WAY, YOU MAY RECEIVE MORE THAN ONE COPY OF THE PROXY MATERIALS. IF SO, SIGN AND RETURN EACH OF THE PROXY CARDS YOU RECEIVE OR SUBMIT YOUR PROXY AUTHORIZATION THROUGH THE INTERNET SO THAT ALL OF YOUR SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK, SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK, AND/OR SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK MAY BE VOTED. YOU MAY REVOKE YOUR PROXY AUTHORIZATION AT ANY TIME BEFORE ITS USE.

NextDecade Corporation

1000 Louisiana Street, Suite 3900

Houston, Texas 77002

PROXY STATEMENT

April 27, 2023

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of NextDecade Corporation (the “Company”) for the Annual Meeting of Stockholders to be held on June 1, 2023 at 9:00 a.m. Central Time and any postponement(s) or adjournment(s) thereof (the “Annual Meeting”). The Annual Meeting is a virtual meeting at www.proxydocs.com/NEXT. This Proxy Statement and the accompanying Notice of Annual Meeting and proxy card are first being sent to stockholders on or about May 3, 2023.

Virtual Annual Meeting

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The Annual Meeting will only be conducted via live webcast.

In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/NEXT prior to the deadline of May 29, 2023 at 4:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting and you will have the ability to submit questions. Please be sure to follow instructions found on your proxy card and subsequent instructions that will be delivered to you via email.

Record Date and Voting Securities

Holders of record of common stock, par value $0.0001 per share (the “Common Stock”), holders of record of shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), holders of record of shares of Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), and holders of record of shares of Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock” and, together with the Common Stock and the Series A Preferred Stock and the Series B Preferred Stock, the “Voting Shares”), in each case as of the close of business on April 20, 2023 (the “Record Date”), are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were (i) 150,582,498 shares of Common Stock, (ii) 87,978 shares of Series A Preferred Stock, (iii) 84,037 shares of Series B Preferred Stock, and (iv) 62,959 shares of Series C Preferred Stock issued and outstanding and entitled to vote at the Annual Meeting. The Series A Preferred Stock, the Series B Preferred Stock, and the Series C Preferred Stock are collectively referred to herein as the “Convertible Preferred Stock.”

Holders of record of shares of Common Stock are entitled to one vote for each share of Common Stock owned by them as of the Record Date. Holders of record of shares of Convertible Preferred Stock vote on an as-converted basis with the holders of Common Stock and receive one vote for each share of Common Stock issuable upon an assumed conversion of the Convertible Preferred Stock. As of the Record Date, outstanding shares of Common Stock, outstanding shares of Series A Preferred Stock, outstanding shares of Series B Preferred Stock, and outstanding shares of Series C Preferred Stock represented an aggregate of 73.5%, 8.1%, 7.7%, and 10.7%, respectively, of the voting power of the Voting Shares.

Stockholders that are entitled to vote at the Annual Meeting may do so electronically at the Annual Meeting or by proxy submitted by mail or Internet as described on the proxy card accompanying this Proxy Statement. Stockholders may also submit their voting instructions by telephone as described on the proxy card.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes occur when a broker or other nominee does not have discretionary authority to vote the shares with respect to a particular matter and has not received voting instructions from the beneficial owner with respect to that matter.

The affirmative majority of the votes cast in person or by proxy at the Annual Meeting is required for the election of directors, which means that the number of votes cast “For” a director’s election must exceed the number of votes cast “Against” such director's election.  Thus, broker non-votes and abstentions will have no effect on the election of directors.

The proposal related to the amendment of the Company’s 2017 Omnibus Incentive Plan, as amended (“Proposal 2”), the proposal regarding the advisory vote on compensation paid to the Company’s named executive officers (“Proposal 3”) and the proposal seeking ratification of the reappointment of Grant Thornton LLP as the Company’s independent registered public accountants and auditors for 2023 (“Proposal 4”) each requires the affirmative vote of a majority of the voting power of the Voting Shares present in person or by proxy at the Annual Meeting and entitled to vote thereon.

Abstentions will have the same effect as a vote against Proposal 2, Proposal 3 and Proposal 4.  Broker non-votes will have no effect on Proposal 2 or Proposal 3.  The Company expects no broker non-votes on Proposal 4.

There are no cumulative voting rights in the election of directors or any other matter being voted upon and appraisal rights are not applicable to the matters being voted upon.

Attendance

Only stockholders of record or beneficial owners of Common Stock or Convertible Preferred Stock as of the Record Date may attend the Annual Meeting. Even if you plan to attend the Annual Meeting, the Company recommends that you also submit your voting instructions by proxy as described in this Proxy Statement so that your vote will be counted if you later decide not to attend the Annual Meeting.

Quorum

Except as may be otherwise required by law, the Certificate of Incorporation or the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), the holders of a majority of the Voting Shares issued and outstanding and entitled to vote and present at the Annual Meeting or represented by proxy shall constitute a quorum at a meeting of the stockholders. The person or persons whom the Company appoints to act as inspector(s) of election will determine whether a quorum exists. Voting Shares represented by properly executed and returned proxies will be treated as present. Voting Shares present or represented at the Annual Meeting that abstain from voting or that are the subject of broker non-votes will be counted as present for purposes of determining a quorum.

How Your Proxy Will be Voted on Actions to be Taken

The Board is soliciting a proxy in the enclosed form to provide you with an opportunity to vote on matters scheduled to come before the Annual Meeting whether or not you attend the Annual Meeting.

Granting Your Proxy

If you properly execute and return a proxy in the enclosed form, your Voting Shares will be voted as you specify. If you make no specifications, your proxy representing Voting Shares will be voted:

●	“FOR” each of the proposed director nominees;
●	“FOR” adoption of the amendment to the Company’s 2017 Omnibus Incentive Plan, as amended (the “2017 Equity Plan”);
●	“FOR” approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers; and
●	“FOR” the ratification of the reappointment of independent registered public accountants and auditors.

The Company expects no matters to be presented for action at the Annual Meeting other than the items described in this Proxy Statement. By signing and returning the proxy, however, you will give to the persons named as proxies therein discretionary voting authority with respect to any other matter that may properly come before the Annual Meeting, and they intend to vote on any such other matter in accordance with their best judgment.

Revoking Your Proxy

If you submit a proxy, you may subsequently revoke it or submit a revised proxy at any time before it is voted. You may also attend the Annual Meeting and vote electronically at the Annual Meeting, which would cancel any proxy that you previously submitted. If you wish to vote at the Annual Meeting but hold your Voting Shares in street name (that is, in the name of a broker, bank or other institution), then you must have a proxy from the broker, bank or institution in order to vote at the Annual Meeting.

Proxy Solicitation

The Company will pay all expenses of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, arrangements have been made for brokers and nominees to send proxy materials to their principals, and the Company will reimburse them for their reasonable expenses. The Company may have its employees or other representatives (who will receive no additional compensation for their services) solicit proxies by telephone, telecopy, personal interview or other means. The Company may choose to engage a paid proxy solicitor to solicit proxies for the Annual Meeting but have not yet done so.

Stockholder Proposals

If you want to nominate a director or present a proposal or other business before the Annual Meeting, you must deliver notice to the Company’s Corporate Secretary at NextDecade Corporation, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002 no later than the close of business on the tenth (10th) day following the date of this Proxy Statement in accordance with the Bylaws. The notice must comply in all respects with the Bylaws, which are available at https://www.sec.gov/Archives/edgar/data/1612720/000121390017008018/f8k072417ex3ii_nextdecade.htm (amendment to the Bylaws is available at https://www.sec.gov/Archives/edgar/data/1612720/000143774921004988/ex_231451.htm).

If you want the Company to consider including a proposal or nominee in next year’s proxy statement, you must deliver it in writing to the Corporate Secretary, NextDecade Corporation, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002, no later than January 3, 2024.

If you want to present a proposal or other business at next year’s Annual Meeting of Stockholders in person, you must submit it in writing to the Corporate Secretary, at the above address, no later than the close of business on the tenth (10th) day following the date of the proxy statement for next year’s Annual Meeting of Stockholders to be considered timely, in accordance with the specific procedural requirements set forth in the Bylaws.  If you would like to review the procedural and timing requirements relating to stockholder proposals, please contact the Corporate Secretary for a copy of the Bylaws or view them at https://www.sec.gov/Archives/edgar/data/1612720/000121390017008018/f8k072417ex3ii_nextdecade.htm (amendment to the Bylaws is available at https://www.sec.gov/Archives/edgar/data/1612720/000143774921004988/ex_231451.htm). In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) no later than April 2, 2024.

Pursuant to the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the designated proxies may use discretionary authority to vote with respect to stockholder proposals presented in person at the Annual Meeting if the stockholder making the proposal has not given the Company timely notice of such proposal.

Delivery of One Proxy Statement and Annual Report to a Single Household to Reduce Duplicate Mailings

The Company is required to send to each stockholder of record a proxy statement and to arrange for a proxy statement to be provided to each beneficial stockholder whose Voting Shares are held by or in the name of a broker, bank, trust or other nominee. Because some stockholders hold Voting Shares in multiple accounts, this process results in duplicate mailings of proxy statements to stockholders who share the same address. Stockholders may avoid receiving duplicate mailings and save the Company the cost of producing and mailing duplicate documents as follows:

Stockholders of Record

If your Voting Shares are registered in your own name and you are interested in consenting to the delivery of a single proxy statement, you may contact the Company by mail at 1000 Louisiana Street, Suite 3900, Houston, Texas 77002, by telephone at (713) 574-1880 or by e-mail at corporatesecretary@next-decade.com.

Beneficial Stockholders

If your Voting Shares are not registered in your own name, your broker, bank, trust or other nominee that holds your Voting Shares may have asked you to consent to the delivery of a single proxy statement if there are other Company stockholders who share an address with you. If you currently receive more than one proxy statement at your household and would like to receive only one copy of each in the future, you should contact your nominee.

Right to Request Separate Copies

If you consent to the delivery of a single proxy statement but later decide that you would prefer to receive a separate copy of the proxy statement for each stockholder sharing your address, then please notify the Company or your nominee, as applicable, and the Company or they will promptly deliver such additional proxy statements. If you wish to receive a separate copy of the proxy statement for each stockholder sharing your address in the future, you may contact the Company by mail at 1000 Louisiana Street, Suite 3900, Houston, Texas 77002, by telephone at (713) 574-1880 or by e-mail at corporatesecretary@next-decade.com.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Currently, the Board consists of nine members. The Certificate of Incorporation and the Bylaws provide that the Board be classified into three classes. These classes are designated as Class A directors, Class B directors and Class C directors, with members of each class holding office for staggered three-year terms. Newly created directorships or vacancies on the Board resulting from death, resignation, disqualification, removal or other causes may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board is present, or by a sole remaining director. Each such director so chosen shall hold office until the Company’s next annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation or removal in accordance with the Bylaws.

There are currently three Class A directors, three Class B directors and three Class C directors. Each of the Class C directors has a term that expires at the Annual Meeting.

Director Nominees and Terms

The Board has nominated for election Brian Belke, Edward Andrew Scoggins, Jr. and L. Spencer Wells, each a Class C director.  Each of the director nominees is currently on the Board and has indicated his willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board. If elected at the Annual Meeting, each such nominee will serve as a Class C director until the 2026 Annual Meeting of Stockholders, subject to the election and qualification of their successors and to their earlier death, resignation or removal in accordance with the Bylaws.

See “Director Nomination Process” below for additional information on the nomination of directors.

If any nominee should be unavailable for election as a result of an unexpected occurrence, the Board’s proxies shall vote such shares for the election of such substitute nominee as the Board may propose. It is not anticipated that any nominee will be unable or unwilling to serve as a director if elected.

The names, ages as of April 20, 2023, principal occupations, and other information highlighting the particular experience, qualifications, attributes and skills that support the recommendation of the Nominating and Corporate Governance Committee (the “NCG Committee”) that each of the Class C director nominees be nominated for election at the Annual Meeting are set forth below.

Brian Belke, 39, has served as a Company director since July 2017 and was originally appointed to the Board pursuant to the terms of that certain Agreement and Plan of Merger, dated as of April 17, 2017 (the “Harmony Merger Agreement”), by and among Harmony Merger Corp., Harmony Merger Sub, LLC, York Credit Opportunities Investments Master Fund, L.P., York Multi-Strategy Master Fund, L.P., York Select Master Fund, L.P., York Global Finance 43, LLC, Valinor Management, L.P., Valinor Capital Partners SPV XXI, LLC, Halcyon Capital Management LP, Halcyon Energy, Power, and Infrastructure Capital Fund Offshore LLC, Halcyon Energy, Power, and Infrastructure Capital Holdings Offshore LLC, Halcyon Energy, Power, and Infrastructure Capital Fund LP, and NextDecade LNG, LLC (formerly NextDecade, LLC (“NextDecade”)). Mr. Belke served as member of the board of managers of NextDecade from June 2015 until July 2017. Since September 2020, Mr. Belke has served as a Managing Partner of Heights Point Management, LP. From June 2010 until June 2020, Mr. Belke was a Partner at Valinor Management L.P. (“Valinor”). Prior to Valinor, Mr. Belke was an Equity Research Associate at Fidelity Investments. He is a Chartered Financial Analyst and is a member of the CFA Institute and the New York Society of Securities Analysts. Mr. Belke earned a Bachelor of Science in Management with concentrations in Finance and Accounting, summa cum laude, from Boston College, and a Master of Business Administration from Harvard Business School, where he graduated with High Distinction as a Baker Scholar.

The Board believes Mr. Belke’s experience as a partner of an investment firm and in other senior executive leadership roles as well as his extensive industry experience and experience overseeing investments in the LNG sector provide him with the qualifications and skills to serve as a Company director.

L. Spencer Wells, 52, has served as a Company director since July 2017 and was originally appointed to the Board pursuant to the terms of the Harmony Merger Agreement. Mr. Wells has over 20 years of experience as a portfolio manager and financial analyst. Mr. Wells co-founded Drivetrain Advisors, LLC, a firm providing fiduciary services to the alternate investment community (“Drivetrain”), in December 2013, where he currently serves as a Partner. Prior to co-founding Drivetrain, Mr. Wells was employed by TPG Special Situations Partners (“TPG”) from 2010 to 2013, where he first served as Partner from September 2010 to January 2012, and then as a Senior Advisor from January 2012 to July 2013. Prior to TPG, Mr. Wells served as a Partner/Portfolio Manager for Silverpoint Capital, as a Director at the Union Bank of Switzerland and as a Vice President of Deutsche Bank AG.

Mr. Wells has served as a member of the boards of directors of (i) Advanced Emissions Solutions, Inc. since July 2014, (ii) Vantage Drilling International since February 2016, (iii) Samson Resources II, LLC since February 2018, (iv) Treehouse Real Estate Investment Trust, Inc. since January 2019, and (v) Parker Drilling Company, Inc. since March 2019. Mr. Wells previously served as a member of the boards of directors of (i) Jones Energy, Inc. from November 2018 until May 2019, (ii) Vanguard Natural Resources from February 2019 to July 2019, and (iii) Town Sports International Holdings from March 2015 to April 2020. Mr. Wells received a Bachelor of Arts in Psychology from Wesleyan University and a Master of Business Administration, with honors, from Columbia Business School.

The Board believes Mr. Wells’s public company experience, financial expertise, extensive industry experience and experience overseeing investments in the LNG sector provides him with the qualifications and skills to serve as a Company director.

Edward Andrew Scoggins, Jr., 43, has served as a Company director since April 2021. Mr. Scoggins is Founder and Managing Partner of Millennial Energy Partners (“Millennial”), an energy asset management firm, where he has worked since July 2012. Prior to founding Millennial, Mr. Scoggins led BG Group’s commercial and operations teams on upstream, midstream and LNG investments in the United States, Canada, Chile, Equatorial Guinea and Trinidad and Tobago from July 2008 to July 2012. Prior to joining BG Group, Mr. Scoggins was Strategic Planning Manager and Community and Public Relations Manager with Marathon Oil from August 2005 until July 2008. Mr. Scoggins began his oil and gas career in 2004 with Bechtel Corporation as Project Controls Engineer residing in Equatorial Guinea, West Africa.

Mr. Scoggins served as a member of the board of directors of Ultra Petroleum Corp. from October 2018 until August 2020. Mr. Scoggins also served as a member of the board of directors of Amplify Energy Corp., where he was Chairman of the Audit Committee, from April 2017 until its merger with Midstates Petroleum Company, Inc. in August 2019. Mr. Scoggins is a member of Vanderbilt University’s College of Arts & Sciences Campaign Cabinet and an Advisory Board member of Georgetown University’s Master of Science in Foreign Service program. Mr. Scoggins received his Bachelor of Science in Economics and History from Vanderbilt University, where he graduated Phi Beta Kappa and magna cum laude. He earned his Master of Science in Foreign Service with a focus on international business and development from Georgetown University.

The Board believes Mr. Scoggins’s significant financial and investment expertise as well as his operational and managerial experience in the upstream oil and gas exploration and production business provide him with the qualifications and skills to serve as a Company director.

Vote Required for Approval

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required for the election of directors, which means that the number of votes cast “For” a director’s election must exceed the number of votes cast “Against” such director's election.

The Board unanimously recommends that the stockholders vote “FOR” the election of each of the Class C director nominees.

Incumbent Class A Directors

Matthew K. Schatzman, 57, is the Company’s Chief Executive Officer and has served in such position since February 2018. Mr. Schatzman has served as a member of the Board since September 2017 and, in June 2019, Mr. Schatzman was appointed Chairman of the Board. From September 2017 until his appointment as Chairman of the Board, Mr. Schatzman served as the Company’s President. Prior to joining the Company, Mr. Schatzman served as President at MKS Energy, LLC, an advisory and consulting firm focused on LNG, natural gas and crude oil markets, logistics and risk management from March 2017 until September 2017. He was previously Executive Vice President, Global Energy Marketing and Shipping at BG Group, plc (“BG Group”), a British multinational oil and gas company, from January 2012 until May 2014 and served as Senior Vice President, Energy Marketing from March 2007 until December 2011. Prior to that, he served in various roles at Dynegy Inc. (“Dynegy”), including President and Chief Executive Officer of Dynegy’s wholesale business. Mr. Schatzman is a member of the National Petroleum Council. Mr. Schatzman holds a Bachelor of Arts in Political Science from Yale University.

The Board believes Mr. Schatzman’s marketing, logistics, risk management and operational leadership experience of over 33 years with companies in the LNG, natural gas, oil and power generation industries, including BG Group and Dynegy, make him well-qualified to serve as the Company’s Chairman and Chief Executive Officer.

Avinash Kripalani, 39, has served as a Company director since July 2017 and was originally appointed to the Board pursuant to the terms of the Harmony Merger Agreement. Mr. Kripalani served as a member of the board of managers of NextDecade from April 2016 until July 2017. Mr. Kripalani is a Partner at Bardin Hill Investment Partners LP (“Bardin Hill”), where he has worked since April 2008. Prior to Bardin Hill, he was a Consultant at IBM. Mr. Kripalani earned a Bachelor of Science in Economics and a Bachelor of Science and a Master of Science in Systems and Information Engineering from the University of Virginia.

The Board believes Mr. Kripalani’s experience as a private equity principal and in other senior executive leadership roles and relevant experience in private financing and strategic planning, as well as extensive industry knowledge, provides him with the qualifications and skills necessary to serve as a Company director.

William Vrattos, 53, has served as a Company director since July 2017, as Lead Independent Director since April 2020, and was originally appointed to the Board pursuant to the terms of the Harmony Merger Agreement. Mr. Vrattos served as a member of the board of managers of NextDecade from June 2015 until July 2017. Mr. Vrattos joined York Capital Management, L.P. (“York”) in January 2002 and is the Co-Chief Investment Officer and a Managing Partner of York. Mr. Vrattos is a Co-Portfolio Manager of the York Credit Opportunities, York Distressed Asset, York Global Credit Income, York Insurance Dedicated, and York Tactical Energy funds and a member of York’s executive committee. Prior to joining York, he worked at Georgica Advisors LLC as a Portfolio Manager specializing in media and communications equities and distressed securities and at Morgan Stanley & Co., Inc. as an investment banker. Mr. Vrattos is currently a member of the board of directors or advisory board, as applicable and in his capacity as a York employee, of (i) Saddle Butte Partners III, (ii) all entities incorporated pursuant to York’s partnerships with Costamare, Inc., (iii) India 2020, and (iv) Generate Advisors. In addition, Mr. Vrattos is the Chairman of the Board of Trustees of the Museum of the City of New York and a member of the Board of Trustees of Groton School, and the Investment Committee of the Dartmouth College Endowment. Mr. Vrattos received a Bachelor of Arts in English from Dartmouth College and a Master of Business Administration from Harvard Business School.

The Board believes Mr. Vrattos’s experience as a private equity principal and in other senior executive leadership roles with his respective firms’ investments in a wide range of industries, including valuable and relevant experience in private financing, strategic investing and restructuring, provide him with the qualifications and skills to serve as a Company director.

Incumbent Class B Directors

Sir Frank Chapman, 69, has served as a Company director since November 2019. Sir Frank is currently an independent non-executive director of Zap Energy Inc. From November 2011 to May 2021, Sir Frank served on the board of directors of Rolls-Royce Holdings, plc. Sir Frank served as the Chairman of Golar LNG Ltd from September 2014 to September 2015. Sir Frank has spent over 40 years in the oil and gas industry, beginning his career with BP plc in 1974 before moving to Royal Dutch Shell plc in 1978 where he worked for 18 years. Sir Frank then moved to British Gas as Managing Director Exploration and Production in 1996. Sir Frank was appointed Chief Executive of BG Group in 2000 and was a member of its board of directors for over 16 years. Sir Frank retired from BG Group in June 2013. He was named in the 2011 Queen’s Birthday Honours List and knighted for services to the oil and gas industry. Sir Frank graduated with first class honors in Mechanical Engineering from Queen Mary College, London University.

The Board believes Sir Frank’s extensive leadership experience of over 40 years in the oil and gas industry make him well-qualified to serve as a Company director.

Seokwon Ha, 46, has served as a Company director since February 2022 and was appointed to the Board pursuant to the terms of that certain Purchaser Rights Agreement, dated as of August 3, 2018, by and between the Company and HGC NEXT INV LLC (“HGC”).  Since January 2022, Mr. Ha has been the President of Hanwha Impact Partners, a holding company managing investment portfolio in the U.S. covering a wide range of sectors such as clean energy, data science, and life science and developing new business for sustainable growth. From April 2017 until December 2021, Mr. Ha served as a Senior Vice President leading New Business Development Team of Hanwha Impact Partners in Seoul, Republic of Korea with an expertise related to cross border M&A.  Hanwha Group is a business conglomerate with affiliates operating in various industries including chemicals, energy, petrochemicals, solar, aerospace, and defense as well as finance, asset management, and hotel and resorts. Prior to joining Hanwha, Mr. Ha held roles in several investment banks and financial advisory firms, including NH Investment & Securities and Ernst & Young.  Mr. Ha received a Bachelor of Business Administration from Seoul National University and a Master of Business Administration from the Carnegie Mellon University Tepper School of Business.

The Board believes Mr. Ha's leadership capabilities, banking and financial advisory experience and general business acumen as well as his broad understanding of business globally provide Mr. Ha with the qualifications and skills to serve as a Company director.

Giovanni Oddo, 48, has served as a Company director since May 2022 and was appointed to the Board pursuant to the terms of that certain Purchaser Rights Agreement, dated as of October 28, 2019, by and between the Company and Ninteenth Investment Company LLC (“Ninteenth”).  Mr. Oddo joined Mubadala Investment Company (“Mubadala”), the parent company of Ninteenth, in 2008 and currently serves as the Head of Americas of Mubadala’s Traditional Infrastructure business unit. At Mubadala, he has previously been responsible for investments in the oil and gas sector and related services, including Mubadala Petroleum LLC, a wholly-owned subsidiary of Mubadala. Mr. Oddo has over 20 years of experience in infrastructure and energy investments, having been a manager at General Electric International, Oil & Gas division, responsible for internal investments and market development of Europe and North Africa prior to joining Mubadala. Mr. Oddo’s prior experience also includes the Associates program at JPMorgan Natural Resources Investment Banking in London. Mr. Oddo holds a Master’s Degree in Mechanical Engineering from the University of Florence (Italy) and an M.B.A from London Business School (UK).

The Board believes Mr. Oddo's significant experience with investments, market development and asset management in the infrastructure and energy sectors provides Mr. Oddo with the qualifications and skills to serve as a Company director.

Corporate Governance

Role of the Board

The Board oversees the Chief Executive Officer and other members of senior management in the management of the Company’s business and affairs. The Company’s key governance documents, including the Company’s Second Amended and Restated Corporate Governance Guidelines (the “Corporate Governance Guidelines”), may be found on the “Corporate Governance” page under the “Investors” section of our corporate website, www.next-decade.com. The governance structure is designed to foster principled actions, effective decision-making, and appropriate monitoring of compliance and performance. The Board met 18 times during 2022.

Each of our directors attended or participated in at least 75% of the meetings of the Board and the respective committees on which he is a member held during the period such director was a director during the fiscal year ended December 31, 2022.

Although we do not have a formal policy regarding attendance by members of the Board at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Four of the Company’s directors attended our last annual meeting of stockholders.

Board Leadership Structure

The Board does not have a policy requiring the combination or separation of leadership positions and the Company’s governing documents do not mandate a particular structure. This provides the Board with the flexibility to select its leadership structure, from time to time, based on the criteria that it deems in the best interests of the Company and its stockholders. The Board recognizes that the leadership structure and the combination or separation of the Chief Executive Officer and the Chairman positions are driven by the Company’s needs at any point in time.

Currently, the Chief Executive Officer and Chairman positions are held by Mr. Schatzman. The Company also has a Lead Independent Director, William Vrattos, who was appointed by the Board as Lead Independent Director in April 2020. The Lead Independent Director has broad responsibility and authority, including to:

●	preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

●	call meetings of independent directors;

●	serve as the principal liaison between the Chairman and the independent directors;

●	approve all information sent to the Board, including the quality, quantity, appropriateness and timeliness of such information;

●	retain outside advisors and consultants who report directly to the Board on Board-wide issues;

●	on an annual basis, review his responsibility and authority and recommend to the Board for approval any modifications or changes; and

●	perform such other duties as the Board may delegate from time to time.

The Board has determined that its current structure, with combined Chief Executive Officer and Chairman roles and a Lead Independent Director, is in the best interests of the Company and its stockholders at this time. A number of factors support a combined Chief Executive Officer and Chairman role, counterbalanced by a Lead Independent Director, including, among others:

●	the Chief Executive Officer has extensive knowledge of all aspects of the Company and its business and risks, its industry and its customers;

●	the Chief Executive Officer is intimately involved in the day-to-day operations of the Company and is best positioned to elevate the most critical business issues for consideration by the Board;

●	the Board believes the Chief Executive Officer serving in both capacities allows him to more effectively execute the Company’s strategic initiatives and business plans and confront its challenges;

●	a combined Chief Executive Officer and Chairman role provides the Company with decisive and effective leadership with clearer accountability to the Company’s stockholders;

●	the combined role is both counterbalanced and enhanced by the effective oversight and independence of the Board and the leadership provided by the Lead Independent Director and committee chairs;

●

the Board believes that the appointment of a strong Lead Independent Director and the use of regular executive sessions of the non-management directors, along with all directors being independent except for the Chief Executive Officer, allow it to maintain effective oversight of management; and

●

in the Board’s view, splitting the Chief Executive Officer and Chairman roles could potentially make our management and governance processes less effective through undesirable duplication of work and possibly lead to a blurring of clear lines of accountability and responsibility.

The Board periodically reviews the leadership structure to determine whether it continues to best serve the Company and its stockholders.

Board Role in Risk Oversight

Risk is inherent in any business, and the Company’s management is responsible for the day-to-day management of risks that the Company faces. The Board, on the other hand, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to evaluate the risk management process to ensure its adequacy and that it is implemented properly by management.

The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight. The Board meets regularly with senior management, including the executive officers, to discuss strategy and risks facing the Company. Senior management attends the quarterly meetings of the Board, as well as certain committee meetings, in order to address any questions or concerns raised by directors on risk management and any other matters. Each quarter, or more frequently if the business requires, the Board receives presentations from senior management on business operations, financial results and strategic issues.

The Board is also assisted by committees in fulfilling its oversight responsibilities in certain areas of risk, as described further under the section below titled “Committees of the Board.”  All of the committees report back to the full Board as to the committees’ activities and matters discussed and reviewed at the committees’ meetings.

Independence of Directors

The Company adheres to the Nasdaq listing rules in determining whether a director is independent. The Board consults with its counsel to ensure that the Board’s determinations are consistent with such rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing rules generally define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board undertook a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. The Board considered the relationships that each director has with us and all other facts and circumstances the Board deemed relevant in determining his independence. Based upon information requested from and provided by each director concerning his background, employment, affiliations and stock ownership, the Board has determined that each of Sir Frank and Messrs. Belke, Ha, Kripalani, Oddo, Scoggins, Vrattos, and Wells is independent under the Nasdaq listing rules.

Mr. Schatzman is not an independent director under the Nasdaq listing rules because he currently serves as the Chief Executive Officer of the Company.

Board Observers

Pursuant to that certain Purchaser Rights Agreement between the Company and certain funds managed by BlackRock Inc. (the “Purchasers”), dated September 28, 2018, the holders of a majority of the shares of the Series B Preferred Stock that are held by BlackRock Financial Management Inc., BlackRock Inc., a Purchaser or any of their respective affiliates (collectively, the “BlackRock Parties”) have the collective right to designate in writing a representative to attend all meetings of the Board and any committee thereof in a nonvoting observer capacity (the “BlackRock Observer”). The BlackRock Observer will serve until such person is replaced by a subsequent representative designated in writing by the BlackRock Parties or until the BlackRock Parties, by notice to the Company, relinquish their collective right to designate a person to serve as the BlackRock Observer.

In July 2020, upon his resignation from the Board, Eric S. Rosenfeld was designated as a Board observer who serves at the pleasure of the Board.

Director Nomination Process

Each year, the Board proposes a slate of director nominees to stockholders for election at the annual meeting of stockholders. Stockholders may also recommend candidates for election to the Board, as described below. The Board has delegated the process of screening potential director candidates to the NCG Committee. The NCG Committee is responsible for reviewing with the Board the appropriate criteria that directors are required to fulfill (including experience, qualifications, attributes, skills and other characteristics) in the context of the current make-up of the Board and the needs of the Board given the circumstances of the Company. In identifying and screening director candidates, the NCG Committee considers whether the candidates fulfill the criteria for directors approved by the Board. Such criteria include integrity, objectivity, independence, sound judgment, leadership, courage, and diversity of experience. While the NCG Committee does not have a formal policy concerning the diversity of the Board, the NCG Committee considers diversity of race, ethnicity, gender, age, cultural background and professional experience in evaluating candidates for Board membership.

Diversity is one of NextDecade’s core values. We believe it takes people with different strengths, ideas and cultural backgrounds to make our company succeed. We expect that achievement of a final investment decision (“FID”) on our Rio Grande LNG export facility (“RGLNG”) will be a transformative event for our company in many respects, including from the perspective of diversity, both on the Board and across our employee base. While the current composition of our Board includes two individuals of Asian ethnicity, our Board presently does not have a female member, and it is our goal to add a female Board member expeditiously.

The following matrix displays the demographic and gender diversity characteristics of our Board of Directors, including the director nominees:

Board Diversity Matrix (As of April 20, 2023)
Total Number of Directors		9
	Female		Male
Part I: Gender Identity
Directors	0		9
Part II: Demographic Background
Asian	0		2
White	0		7

The NCG Committee values the input of stockholders in identifying director candidates. Accordingly, although the NCG Committee does not have a specific policy with regard to the consideration of candidates recommended by stockholders, the NCG Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the NCG Committee, directors and members of management. Any such nominations should be submitted to the NCG Committee by mail in care of the Company’s Corporate Secretary, at 1000 Louisiana Street, Suite 3900, Houston, Texas 77002 and be accompanied by information required by the Bylaws and, if applicable, by Rule 14a-19 under the Exchange Act. The written recommendation should be submitted within the timeframe described in the Bylaws or as required by Rule 14a-19, as described under the caption “Stockholder Proposals” above, and comply with other specific procedural requirements set forth in the Bylaws and Rule 14a-19, as applicable. If you would like to review the procedural and timing requirements relating to director nominations, please contact the Corporate Secretary for a copy of the Bylaws or view them at https://www.sec.gov/Archives/edgar/data/1612720/000121390017008018/f8k072417ex3ii_nextdecade.htm (amendment to the Bylaws is available at https://www.sec.gov/Archives/edgar/data/1612720/000143774921004988/ex_231451.htm).

Committees of the Board

The Board has an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee, a Finance and Risk Committee (the “F&R Committee”), and an Operations Committee.

Audit Committee

The Board has established the Audit Committee to assist in fulfilling the oversight responsibilities with respect to the Company’s accounting and financial reporting processes and its compliance with legal and financial regulatory requirements. The Audit Committee is currently comprised of Messrs. Kripalani, Scoggins, and Wells, with Mr. Wells serving as Chairman. The Audit Committee operates under a written charter adopted by the Board. The Board has determined that each director currently serving on the Audit Committee qualifies as an independent director under the rules and regulations of the SEC and Nasdaq with respect to audit committee membership. The Board has also determined that Mr. Wells qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act and possesses the requisite accounting or related financial management expertise as required under the Nasdaq listing standards. The Audit Committee met four times in 2022.

The Audit Committee, under its charter, is responsible for, among other matters:

●

reviewing and discussing with management and the independent registered public accounting firm the financial statements, notes thereto and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” proposed to be included in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and recommending to the Board whether such financial statements should be included in the Company’s Annual Report on Form 10-K or Form 10-Q, as applicable;

●	overseeing management’s design and maintenance of the Company’s internal control over financial reporting and disclosure controls and procedures;

●

discussing with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

●

discussing with management and the independent registered public accounting firm any significant risks or exposures and the Company’s policies and processes with respect to risk assessment and risk management;

●	monitoring the independence of the independent registered public accounting firm;

●	pre-approving all services to be performed by the Company’s independent registered public accounting firm, including the fees and material terms of the services to be performed;

●	appointing or replacing the Company’s independent registered public accounting firm;

●	determining the compensation of the Company’s independent registered public accounting firm;

●

overseeing the work of the Company’s independent registered public accounting firm, including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting; and

●

establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters by or affecting the Company.

NCG Committee

The Board has established the NCG Committee to assist in fulfilling oversight responsibilities with respect to the management of the Board’s organization, membership and structure, and corporate governance. The NCG Committee is currently comprised of Sir Frank and Messrs. Scoggins, Vrattos, and Wells. The NCG Committee operates under a written charter adopted by the Board.

The Board has determined each director currently serving on the NCG Committee qualifies as an independent director under the Nasdaq listing rules. The NCG Committee met once in 2022.

The NCG Committee, under its charter, is responsible for, among other matters:

●	identifying, screening and recommending to the Board director candidates for election or reelection consistent with criteria approved by the Board;

●	overseeing the Company’s policies and procedures with respect to the consideration of director candidates recommended by stockholders;

●

reviewing annually the relationships between directors, the Company and members of management and recommend to the Board whether each director qualifies as “independent” under the Board’s definition of “independence” and the applicable Nasdaq rules;

●

assessing periodically the size and composition of the Board as a whole, and reviewing the Board’s leadership structure in light of the specific characteristics or circumstances of the Company and recommend any changes to the Board for approval; and

●	developing, reviewing and recommending to the Board, and recommending modifications to, the Corporate Governance Guidelines and other governance policies of the Company.

Compensation Committee

The Board has established the Compensation Committee to assist in fulfilling the oversight responsibilities with respect to the Company’s employee compensation policies and practices and reviewing and approving incentive compensation and equity compensation policies and programs. The Compensation Committee is currently comprised of Messrs. Belke, Kripalani and Scoggins, with Mr. Belke serving as Chairman. The Compensation Committee operates under a written charter adopted by the Board.

The Board has determined each director currently serving on the Compensation Committee qualifies as an independent director under the Nasdaq listing rules. The Compensation Committee met 9 times in 2022.

The Compensation Committee, under its charter, is responsible for, among other matters:

●

retaining or obtaining advice from, oversee and terminate any compensation consultant, search or recruitment consultant, legal counsel or other adviser to the Compensation Committee and be directly responsible for the appointment, compensation and oversight of any work of such adviser retained by the Compensation Committee;

●	overseeing the overall compensation philosophy and compensation programs for the Company, its chief executive officer, president and other executive officers;

●	reviewing, approving, and recommending to the Board for approval any employment, compensation, benefit or severance agreement with any executive officer;

●

evaluating, at least annually, the performance of the Company’s chief executive officer, president and other executive officers (including the chief executive officer’s and/or president’s evaluation of other executive officers) against corporate goals and objectives including annual performance objectives and, based on such evaluation, determining, approving, and recommending to the Board for approval the compensation (including any awards under any equity-based compensation or non-equity-based incentive compensation plan of the Company and any material perquisites) for the chief executive officer, president and other executive officers;

●	reviewing on a periodic basis the Company’s management compensation programs and recommending to the Board for approval any appropriate modifications or new plans, programs or policies;

●	reviewing, approving and recommending to the Board the adoption of any equity-based compensation plan for Company employees or consultants and any modification of any such plan;

●	administering the Company’s equity-based compensation plans for Company employees and consultants; and

●	reviewing the form and amount of director compensation from time to time and making recommendations thereon to the Board.

The Compensation Committee charter provides that it shall meet at least annually with the Chief Executive Officer, President, and any other officers the Compensation Committee deems appropriate to discuss and review the performance criteria and compensation elements applicable to the executive officers. In addition, the Compensation Committee may form and delegate to a subcommittee any of its responsibilities so long as such subcommittee is solely comprised of one or more members of the Compensation Committee and such delegation is not otherwise inconsistent with law and applicable rules and regulations of the SEC and Nasdaq. In addition, the Compensation Committee may, by resolution approved by a majority of the Compensation Committee, delegate to management the administration of the Company’s incentive compensation and equity-based compensation plans, to the extent permitted by law and as may be permitted by such plans and subject to such rules, policies and guidelines (including limits on the aggregate awards that may be made pursuant to such delegation) as the Compensation Committee shall approve, subject to the provisions of the Compensation Committee charter.

Furthermore, the Compensation Committee charter provides that it shall have the sole discretion to retain or obtain the advice from, oversee and terminate any compensation consultant, search or recruitment consultant, legal counsel or other adviser to the Compensation Committee and that it will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, prior to the engagement of any adviser to the Compensation Committee, the Compensation Committee will assess the independence of each such adviser, including those factors specified in the Nasdaq listing rules.

Operations Committee

The Board has established the Operations Committee to assist in fulfilling oversight responsibilities with respect to the strategy and execution of the Company’s business plans. The Operations Committee is currently comprised of Sir Frank and Messrs. Belke, Kripalani, Schatzman, and Vrattos. Other Board members have standing invitations to attend all meetings of the Operations Committee. The Operations Committee is charged, under its written charter, to assist the Board and executive management in fulfilling its responsibilities to oversee the strategy and execution of the Company’s business plans.

Finance & Risk Committee

The Board has established the F&R Committee to assist in fulfilling the oversight responsibilities with respect to the Company’s financial planning, capital structure, liquidity, financings and other capital markets transactions, and risk management strategy, policies, procedures, measurement, and mitigation efforts, including insurance programs. The F&R Committee is currently comprised of Messrs. Belke, Ha, Kripalani, and Schatzman. The F&R Committee is charged, under its written charter, to assist the Board in fulfilling its responsibilities to oversee the Company’s capital plan, capital structure and management, risks and insurance programs.

Availability of Certain Committee Charters and Other Information

The charters for the Audit Committee, the NCG Committee, the Compensation Committee, the Operations Committee, and the F&R Committee, as well as the Corporate Governance Guidelines, Code of Conduct and Ethics (the “Code of Conduct”), and Whistleblower Policy can be found, free of charge, on the Corporate Governance page under the “Investors” section of the Company’s website, www.next-decade.com. The Code of Conduct is applicable to all directors, officers and employees. The Company intends to disclose any changes to, or waivers from, the provisions of the Code of Conduct that would otherwise be required to be disclosed under Item 5.05 of a Form 8-K on the Company’s website. The Company will also provide printed copies of these materials to any stockholder or other interested person upon request to NextDecade Corporation, Attention: Vera de Gyarfas, General Counsel and Corporate Secretary, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002. The information on the Company’s website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into this Proxy Statement or any other filings the Company makes with the SEC.

Anti-Hedging and Pledging Policies

Under the Company’s Insider Trading Policy all directors and employees (including the named executive officers) are prohibited from pledging stock and engaging in any transactions (such as trading in options) that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities.

Communications with the Board

Stockholders are invited to communicate to the Board or its committees by writing to NextDecade Corporation, Attention: Corporate Secretary, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002 or by electronic mail at corporatesecretary@next-decade.com. In addition, interested parties may communicate with the non-management and independent directors of the Company as a group by writing to NextDecade Corporation, Attention: Audit Committee Chairperson, c/o Corporate Secretary, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002.

In addition, stockholders, or other interested persons, wishing to communicate with the Board for anonymous complaints about accounting, internal controls and auditing issues may call EthicsPoint Inc., the Company’s third-party help-line reporting system provider, at 1‑844‑759‑0032 or submit an online report at www.next-decade.ethicspoint.com.

All communications received in accordance with these procedures will be reviewed by the Corporate Secretary and forwarded to the appropriate director or directors unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient, such as communications unrelated to the Company’s business, advertisements or frivolous communication.

EXECUTIVE OFFICERS

The names, ages as of April 20, 2023, position and other information concerning our executive officers are set forth below.

Name	Age	Position
Matthew K. Schatzman	57	Chairman and Chief Executive Officer
Brent E. Wahl	53	Chief Financial Officer
Vera de Gyarfas	56	General Counsel and Corporate Secretary

Matthew K. Schatzman is the Company’s Chief Executive Officer. Mr. Schatzman previously served as the Company’s President from September 2017 until June 2019. Please refer to the section titled “Proposal No. 1 – Election of Directors” for additional information with respect to Mr. Schatzman’s background and experience.

Brent E. Wahl is the Company’s Chief Financial Officer and was appointed to such office in February 2021. Mr. Wahl served as the Senior Vice President, Finance, of the Company from June 2019 until his appointment as Chief Financial Officer in February 2021. Prior to joining the Company, Mr. Wahl was a Senior Managing Director and Head of Midstream Investment Banking for North America at Macquarie Capital.  Mr. Wahl has more than 20 years of experience in the banking and energy industries, having also worked at JPMorgan Chase & Co. and Bank of America.  Mr. Wahl holds a Bachelor’s Degree in Economics from the University of Western Ontario and a Master’s Degree in Business Administration from the Richard Ivey School of Business at the University of Western Ontario.

Vera de Gyarfas is the Company's General Counsel and Corporate Secretary and was appointed to such office in July 2021. Ms. de Gyarfas has nearly 30 years of legal experience in the global energy industry having responsibility for oversight of all legal, corporate governance, compliance, litigation, regulatory, and outside counsel management. Prior to joining NextDecade, she was a partner in Mayer Brown LLP’s Houston office and a member of the firm’s Oil & Gas industry group from December 2019 to July 2021 and a partner in the Global Transactions practice group at King & Spalding LLP from January 2011 to December 2019. Ms. de Gyarfas has extensive LNG industry experience, including having represented Anadarko Petroleum Corporation as operator of the Area 1 Block and developer of an LNG project in Mozambique, structuring, and negotiating investments agreements, commercial contracts, LNG Sale and Purchase Agreements, and other activities in support of LNG project developers, buyers, and investors. Ms. de Gyarfas is U.S. Regional Director for the Association of International Petroleum Negotiators.

EXECUTIVE COMPENSATION

As a “smaller reporting company”, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies.”

2022 Summary Compensation Table

The following table sets forth all compensation awarded to, earned by or paid to the Company’s named executive officers (“NEOs”), by the Company or its subsidiaries, in U.S. dollars, during the years ended December 31, 2022 and 2021.

					Stock
Name	Year		Salary ($)	Bonus ($) (1)	Awards ($) (2)	Total ($)
Matthew K. Schatzman	2022		683,333	850,000	9,578,906	11,112,239
Chairman and Chief Executive Officer	2021		636,458	715,000	7,851,228	9,202,686

Brent E. Wahl	2022		441,667	472,500	3,345,058	4,259,225
Chief Financial Officer	2021		375,000	360,000	2,386,442	3,121,442

Vera de Gyarfas	2022		416,667	360,000	2,145,794	2,922,461
General Counsel and Corporate Secretary	2021	(3)	189,394	250,000	1,489,500	1,928,894

(1)

The amounts reported in the “Bonus” column reflect discretionary annual cash bonuses earned by our named executive officers for their performance in the years ended December 31, 2022 and 2021. Annual bonuses are paid in the first quarter following the applicable year of service.

(2)

The amounts reported in the “Stock Awards” column reflect the aggregate grant date fair value of restricted stock unit awards granted during 2021 and 2022 computed in accordance with the provisions of ASC Topic 718. For the assumptions underlying the valuation of such restricted stock unit awards, see Note 12 to our financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 10, 2023.

(3)	Amounts for Ms. de Gyarfas for 2021 reflect the portion of such year beginning July 12, 2021, her first day of service at the Company.

Narrative Disclosure to Summary Compensation Table

Overview

NextDecade’s compensation programs continue to evolve to align with our strategic plan and the transition from the development phase to the operational phase of our long-term strategy.

Our compensation programs are designed to attract and retain executive talent and align executive officer compensation with the interests of our stockholders. The programs are guided by the following objectives:

●	Performance-based: tied to the execution of the strategic plan and achievement of key development milestones.
●	Stockholder-aligned: compensation outcomes aligned with stockholders’ experience and value creation.
●	Retentive: support the retention and engagement of top leadership talent.
●	Competitive: total compensation opportunities that attract and retain top talent in a highly competitive market.
●	Flexible: allow for flexibility given the Company’s development phase and needs.
●	Clear: transparent with respect to compensation levels, opportunities and structure.
●	Compliant: compensation supports efficient cost management (accounting, cash flow, share usage), adheres to regulatory requirements and governance standards and is tied to credible metrics and goals.

During 2022, the compensation program was enhanced to reflect continued strong Company performance, to address the competitive market for talent and to strengthen alignment with stockholders and incentivize creation of long-term stockholder value. Key compensation decisions for 2022 are summarized below:

●	Adjusted target compensation opportunities for our NEOs in response to increased competition for talent in the LNG industry due to the progress of other US LNG export projects.
●

Introduced absolute and relative total shareholder return (“TSR”) metrics into our 2022 performance-based long-term incentive awards to incentivize stockholder value creation and enhance NEOs’ alignment with stockholders’ interests.

●	Granted long-term performance awards and near-term retention awards to our NEOs designed to promote retention for project delivery and business continuity post-FID.
●	Awarded annual bonus payouts at 100% of target in recognition of the organization’s achievements in 2022.

2022 Equity Compensation

During 2022, our named executive officers were granted four types of restricted stock units under the 2017 Equity Plan, each of which entitles the recipient to receive one share of the Company’s common stock upon satisfaction of the relevant conditions established pursuant to the applicable award.

2022 Special Retention Awards

In response to the competitive conditions in the market for talent in the LNG industry, NEOs were granted a special retention award consisting of time-based restricted stock units (“Retention RSUs”), which vested over time based on continued service during 2022.

Project-Based Incentive Awards

To incentivize delivery of a critical milestone in development strategy, NEOs received performance-based restricted stock units (“T3 PSUs”), which will become earned and vested upon achievement of a positive final investment decision for a third liquefaction train of RGLNG (“T3 FID”), subject to clawback in the event of termination for cause or voluntary resignation of 50% of the vesting date value during the first year following vesting and 25% during the second year following vesting.

Annual Equity Awards

As part of the evolution of our compensation programs, we adopted an annual cadence and design for our annual equity awards to better reflect our anticipated transition to the operating phase of our strategy.  The annual equity awards are intended to maintain alignment between NEO compensation and stockholders’ interests and deliver competitive total compensation opportunities for our NEOs.  The 2022 annual equity awards were comprised of:

●

time-based restricted stock units (“RSUs”), which vest ratably over a three-year period, with one third of the RSUs granted to an individual vesting on the successive anniversaries of the grant date, and

●

TSR-based restricted stock units (the “TSR PSUs”), which will become earned and vest based on achievement of TSR criteria over the period beginning on September 1, 2022 and ending August 31, 2025 (the “Performance Period”). The maximum payout for the TSR PSUs granted in 2022 is capped at 100% of target.

75% of each NEO’s TSR PSUs are subject to achievement of an absolute stock price factor, to be calculated using the volume weighted average trading price per share of the Company’s common stock for the final twenty trading days of the Performance Period as follows, with the vesting percentage determined based on linear interpolation if the ending stock price falls between two thresholds:

Ending Stock Price	Vesting Percentage
$20.00	100%
$17.00	75%
$13.50	50%
$11.00	25%
Less than $11.00	0%

The remaining 25% of each NEO’s TSR PSUs are subject to achievement of a relative total shareholder return factor over the Performance Period compared to a peer group (the “Performance Peer Group”). Under such awards, total shareholder return will be calculated as the ratio of (i) the ending stock price, plus any dividends or distributions on a per share basis, to (ii) the beginning stock price, with the ending stock price and beginning stock price each calculated based on the volume-weighted average trading price for the twenty trading days immediately preceding the relevant measurement date. The Performance Peer Group was selected by the Compensation Committee based in part on analysis by the Company’s independent compensation consultant, Meridian Compensation Partners, LLC, and consists of Antero Midstream Corporation, Cheniere Energy, Inc., DCP Midstream, LP, DT Midstream, Inc., Enlink Midstream, LLC, Equitrans Midstream Corporation, Excelerate Energy, Inc., Genesis Energy, L.P., New Fortress Energy, Inc., Tellurian Inc. and Western Midstream Partners, LP. The portion of the TSR PSUs subject to relative total shareholder return criteria will vest as follows:

Relative Total Shareholder Return Percentile	Vesting Percentage
50% Percentile or above	100%
25% Percentile or above	50%
Below 25% Percentile	0%

The following table provides the aggregate equity awards granted to our NEOs during 2022:

Name	Retention RSUs	T3 PSUs	RSUs	TSR PSUs
Matthew Schatzman	121,269	703,125	305,292	351,014
Brent Wahl	61,059	234,375	101,764	117,005
Vera de Gyarfas	54,275	131,250	67,843	78,009

The Company expects to continue to utilize restricted stock units as a key, long-term component of executive compensation going forward, in amounts and subject to the conditions to be established by the Compensation Committee.  The Company may also, from time to time, grant additional, similar time-based or performance-based awards to its employees, which may include its executive officers, with different vesting schedules or performance criteria, as appropriate, in any given year based on performance, retention needs or other factors that the Compensation Committee deems relevant.

Overview of Compensation for Matthew K. Schatzman, Chairman of the Board and Chief Executive Officer

Mr. Schatzman has served as Chief Executive Officer of the Company since February 2018. In June 2019, Mr. Schatzman was appointed Chairman of the Board. From September 2017 until his appointment as Chairman of the Board, Mr. Schatzman served as the Company’s President. The Employment Agreement, initially dated as of September 18, 2017 and as amended, by and between the Company and Mr. Schatzman (as amended, the “Schatzman Employment Agreement”) provided for a term through June 30, 2022 and will be automatically extended for additional one-year periods unless and until the Company or Mr. Schatzman gives to the other written notice at least one-hundred and eighty (180) days prior to the applicable renewal date of a decision not to renew for an additional year.  As of the date of this proxy statement, the term of the Schatzman Employment Agreement is currently extended through June 30, 2024.

Effective January 1, 2019, the Schatzman Employment Agreement was amended to reflect (i) an increase in his annual base salary to $617,500 from $550,000 and (ii) an increase in his target annual bonus to 100% from 90% of his base salary based upon the achievement of performance targets established by the Board from time to time. Effective June 1, 2021, the Schatzman Employment Agreement was amended to reflect (i) an increase in his annual base salary to $650,000 and (ii) an increase in his target annual bonus to 110% of base salary based upon the achievement of performance targets established by the Board from time to time. Effective September 1, 2022, the Board approved an increase in Mr. Schatzman’s annual base salary to $750,000 and an increase in his target annual bonus to 120% of annual base salary to position Mr. Schatzman's total compensation closer to market.

The Schatzman Employment Agreement entitled Mr. Schatzman to an incentive grant of restricted shares of Common Stock. Pursuant to a restricted stock award agreement dated January 8, 2018 (the “Schatzman Award Agreement”), the Company granted Mr. Schatzman: (i) 48,450 fully vested shares of Common Stock and (ii) 1,052,492 shares of Common Stock with vesting terms set forth in the Schatzman Award Agreement (the “Restricted Incentive Stock”). Pursuant to the Schatzman Employment Agreement, (i) an aggregate of 210,498 shares of the Restricted Incentive Stock vested in three equal annual installments beginning on September 18, 2019, (ii) 52,625 shares of Restricted Incentive Stock vested upon execution by the Company of a final agreement with an engineering, procurement and construction (“EPC”) contractor for an LNG facility, (iii) 210,498 shares of Restricted Incentive Stock vested upon execution of one or more binding tolling or LNG sales and purchase agreements, with customary conditions precedent, providing for an aggregate of at least 3.825 million tons per annum (the “LNG SPA Milestone”), and (iv) 578,871 shares of Restricted Incentive Stock will vest upon a positive Final Investment Decision for an LNG project providing for an aggregate of at least 4 million tonnes per annum (the “FID Milestone”), in each case subject to continued service.

The Schatzman Employment Agreement also provides that if the Company at any time terminates Mr. Schatzman’s employment without Cause (as defined in the Schatzman Employment Agreement), or if Mr. Schatzman voluntarily terminates his employment with Good Reason (as defined in the Schatzman Employment Agreement), Mr. Schatzman will be entitled to (i) a lump sum cash payment equal to 12 months of his then current base salary, (ii) a pro-rata portion of his annual bonus for the fiscal year in which the termination occurs (based on an amount equal to his then applicable annual bonus target percentage multiplied by his then applicable base salary, prorated for his service prior to termination) and (iii) the full vesting of unvested Restricted Incentive Stock.

If the Company elects not to renew the Schatzman Employment Agreement by providing notice of non-renewal at least 180 days before the end of the then current term, Mr. Schatzman will be entitled to a lump sum cash payment equal to 12 months of his then current base salary and a pro-rata portion of his annual bonus for the fiscal year in which the termination occurs (based on an amount equal to his then applicable annual bonus target percentage multiplied by his then applicable base salary, prorated for his service prior to termination). Mr. Schatzman’s prior grant of Restricted Incentive Stock, to the extent then vested, shall remain outstanding in accordance with their terms and any unvested Restricted Incentive Stock shall lapse and be forfeited.

Additionally, upon a Change in Control (as defined in the Schatzman Employment Agreement), any unvested portion of his Restricted Incentive Stock shall immediately vest.

The Schatzman Employment Agreement also provides that Mr. Schatzman is eligible for health insurance and disability insurance and other customary employee benefits. The Schatzman Employment Agreement also contains customary non-competition and non-solicitation covenants and covenants regarding the treatment of confidential information.

Termination and Change in Control

The Schatzman Employment Agreement provides for the payment of certain severance benefits upon termination. For additional information about the payment of certain severance benefits upon termination, including in connection with a change of control, please see the overview of compensation for the Company’s named executive officers and the footnotes to the Outstanding Equity Awards Table.

Pension/Retirement Benefits

The Company does not provide a qualified defined benefit pension plan or any non-qualified supplemental executive retirement benefits to any of its executive officers or directors. However, eligible executive officers and directors participate in a defined contribution retirement plan (the “401(k) Plan”) which allows them to contribute up to 100% of their compensation up to the maximum permitted by the Internal Revenue Code. The Company does not make matching contributions. The 401(k) Plan is sponsored and maintained by the Company.

Additional Benefit Programs

Certain officers and directors, including the NEOs, are entitled to the following benefits: parking, health insurance, life insurance and accidental death and dismemberment.

Outstanding Equity Awards at Fiscal 2022 Year-End

The following table provides information concerning outstanding equity awards as of December 31, 2022 granted to the Company’s named executive officers.

	Stock Awards
Name	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($) (1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (1)
Matthew K. Schatzman	455,826	(2)	2,251,780	3,467,565	(3)	17,129,771
Brent E. Wahl	145,498	(4)	718,760	1,026,165	(5)	5,069,255
Vera de Gyarfas	97,843	(6)	483,344	570,377	(7)	2,817,662

(1)	The market value of the unvested stock awards is based on the closing price of Common Stock on December 31, 2022 ($4.94).

(2)

Reflects the unvested portion of restricted stock units that vest as follows: (i) 150,534 RSUs vest in equal installments on the second and third anniversaries of August 2, 2021 and (ii) 305,292 RSUs that vest in three equal installments on the first, second and third anniversaries of August 31, 2022.

(3)

Reflects (i) 578,871 shares of the Restricted Incentive Stock that vests upon achievement of the FID Milestone, (ii) 2,032,000 2021 PSUs granted in 2021 that vest ratably over a three-year period beginning on the first anniversary of the occurrence of either achievement of a final investment decision by the Board with respect to the first two trains of RGLNG (the “T1/2 FID Trigger”) or achievement of certain trading prices of the Company’s common stock (the “Trading Price Triggers,”), (iii) 703,125 T3 PSUs that vest upon achievement of T3 FID, and (iv) 153,569 TSR PSUs that vest at the end of the Performance Period, subject to achievement of the related performance criteria. The amount of TSR PSUs is calculated using a vesting percentage of 25% for the absolute stock price portion, representing the threshold performance level of the award, and a vesting percentage of 50% for the relative-TSR portion, representing the next higher performance level that exceeded 2022 fiscal year performance.

(4)

Reflects the unvested portion of restricted stock units that vest as follows: (i) 43,734 RSUs vest in equal installments on the second and third anniversaries of August 2, 2021 and (ii) 101,764 RSUs vest in three equal installments on the first, second and third anniversaries of August 31, 2022.

(5)

Reflects the unvested portion of restricted stock or restricted stock units that vest as follows: (i) 150,000 shares vest upon the FID Milestone, (ii) 590,600  PSUs granted in 2021 vest ratably over a three-year period beginning on the first anniversary of the occurrence of the T1/2 FID Trigger or the Trading Price Triggers, (iii) 234,375 T3 PSUs that vest upon achievement of T3 FID, and (iv) 51,190 TSR PSUs that vest at the end of the Performance Period, subject to achievement of the related performance criteria. The amount of TSR PSUs is calculated using a vesting percentage of 25% for the absolute stock price portion, representing the threshold performance level of the award, and a vesting percentage of 50% for the relative-TSR portion, representing the next higher performance level that exceeded 2022 fiscal year performance.

(6)

Reflects the unvested portion of restricted stock units that vest as follows: (i) 30,000 on the second and third anniversaries of August 2, 2021 and (ii) 67,843 RSUs that vest in three equal installments on the first, second and third anniversaries of August 31, 2022.

(7)

Reflects the unvested portion of restricted stock units that vest as follows: (i) 405,000 PSUs granted in 2021 vest ratably over a three-year period beginning on the first anniversary of the occurrence of the T1/2 FID Trigger or the Trading Price Triggers, (ii) 131,250 T3 PSUs that vest upon achievement of T3 FID, and (iii) 34,127 TSR PSUs that vest at the end of the Performance Period, subject to achievement of the related performance criteria. The amount of TSR PSUs is calculated using a vesting percentage of 25% for the absolute stock price portion, representing the threshold performance level of the award, and a vesting percentage of 50% for the relative-TSR portion, representing the next higher performance level that exceeded 2022 fiscal year performance.

Pay Versus Performance Disclosure

The following tables and related disclosures provide information about (i) the “total compensation” of our principal executive officer (“PEO”), and the average of the “total compensation” of our other named executive officers as presented in the Summary Compensation Table for the applicable year, (ii) the “compensation actually paid” to our PEO and the average “compensation actually paid” to our other named executive officers, as calculated pursuant to Item 402(v) of Regulation S-K, (iii) certain financial performance measures, and (iv) the relationship of the “compensation actually paid” of the PEO and, on average, our other named executive officers, to those financial performance measures.

This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K and does not necessarily reflect value actually realized by the executives or how our Compensation Committee evaluates compensation decisions in light of company or individual performance.

Year	Summary compensation table total for PEO (1)	Compensation actually paid to PEO (2) (3)	Average summary compensation table total for non-PEO named executive officers (1)	Average compensation actually paid to non-PEO named executive officers (1) (2) (3)	Value of Initial Fixed $100 investment based on Total Shareholder Return (4)	Net income (loss) attributable to common stockholders (in thousands)
2022	11,112,239	14,942,672	3,590,843	4,104,788	236.36	(84,353)
2021	9,202,686	8,768,254	3,301,344	3,197,972	136.36	(40,396)

(1)

The PEO for 2022 and 2021 is Matthew K. Schatzman. The non-PEO named executive officers for 2022 are Brent E. Wahl and Vera de Gyarfas. The non-PEO named executive officers for 2021 are Brent E. Wahl and Ivan Van der Walt, our former Chief Operating Officer.

(2)

The amounts shown as Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by the Company’s named executive officers. These amounts reflect total compensation as set forth in the Summary Compensation Table for each year, adjusted as described in footnote 3 below and averaged for the non-PEO named executive officers.

(3)

Compensation actually paid reflects the exclusions and inclusions for the PEO and, on average, the non-PEO named executive officers set forth below. Amounts excluded, which are set forth in the “Minus Stock Awards from Summary Compensation Table” columns below, represent the Stock Awards reported in the Stock Awards column of the Summary Compensation Table for each applicable year. Amounts added back to determine Compensation Actually Paid are made up of the following components which are set forth in the table below, as applicable: (i) the fair value as of the end of the fiscal year of outstanding and unvested equity awards granted in that year; (ii) the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end of the year; (iii) the fair value as of the vesting date of equity awards that were granted and vested in that year; and (iv) the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year. The fair value at the end of the prior year of awards granted in any prior year that failed to meet applicable vesting conditions during the covered year are subtracted, although there were no such awards for the PEO or the non-PEO named executive officers in 2021 or 2022. The dollar value of any dividends or other earnings paid on stock awards in a covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year are added, although there were no such payments for the PEO or the non-PEO named executive officers in 2021 or 2022. Equity values are calculated in accordance with ASC Topic 718.

Year	Summary compensation table total for PEO	Minus stock awards from summary compensation table	Plus year-end equity value of unvested awards granted during year	Plus change in value of unvested awards granted in prior years	Plus value of awards granted and vested during year	Plus change in value of prior year awards vested during year	Compensation actually paid to PEO
2022	11,112,239	(9,578,906)	5,722,220	5,771,336	679,106	1,236,677	14,942,672
2021	9,202,686	(7,851,228)	6,786,705	599,920	—	30,171	8,768,254

Year	Average summary compensation table total for non-PEO named executive officers	Minus stock awards from summary compensation table	Plus year-end equity value of unvested awards granted during year	Plus change in value of unvested awards granted in prior years	Plus value of awards granted and vested during year	Plus change in value of prior year awards vested during year	Average compensation actually paid to non-PEO named executive officers
2022	3,590,843	(2,745,426)	1,527,756	1,274,204	322,935	134,476	4,104,788
2021	3,301,344	(2,542,010)	2,265,038	75,240	—	98,360	3,197,972

(4)	Total Shareholder Return illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in Company common stock on December 31, 2020.

The fair value or change in fair value, as applicable, of stock awards was determined by reference to (x) for RSU awards, the closing price of our common stock on the applicable measurement date, (y) for PSU awards (excluding market-conditioned awards), the closing price of our common stock on the applicable measurement date, and (z) for market-conditioned PSU awards, a Monte Carlo simulation with reference to the risk free rate, dividend yield and volatility assumptions as of the applicable measurement date.

Description of the Information Presented in the Pay Versus Performance Table

As described in greater detail above in this proxy statement, the Company’s executive compensation program reflects a pay-for-performance philosophy. While the Company aligns executive compensation with Company performance by providing for compensation outcomes aligned with significant value creation events, not all of such events are measures presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align Company performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular fiscal year. Compensation actually paid is influenced by numerous factors, including but not limited to the timing of new grant issuances and outstanding grant vesting, share price volatility during the fiscal year, and many other factors. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions for the relationships between information represented in the Pay Versus Performance table.

Description of Relationship Between Named Executive Officer Compensation Actually Paid and Company Total Shareholder Return

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Paid to our Non-PEO named executive officers, and the Company’s TSR over the fiscal two-year period from 2021 through 2022.

Description of Relationship Between Named Executive Officer Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our non-PEO named executive officers, and the Company’s Net Loss over the fiscal two-year period from 2021 through 2022.

2017 Equity Plan

On December 15, 2017, the Company’s stockholders approved the 2017 Equity Plan and the 2017 Equity Plan became effective by its terms on such date. On June 15, 2020, the Company’s stockholders approved an amendment to the 2017 Equity Plan to increase the amount of awards thereunder that can be granted to the Company’s non-employee directors in any calendar year. On June 15, 2021, the Company's stockholders approved an amendment to the 2017 Equity Plan to increase the maximum number of shares available thereunder and remove certain individual limits on shares issuable under such plan during a calendar year. On June 22, 2022, the Company’s stockholders approved an amendment to increase the maximum number of shares of Common Stock that may be delivered pursuant to awards granted under the 2017 Equity Plan.

The purpose of the 2017 Equity Plan is to further align the interests of eligible participants with those of the Company’s stockholders by providing long-term incentive compensation opportunities tied to the performance of the Company and its Common Stock. Persons eligible to receive awards under the 2017 Equity Plan include our employees, non-employee members of the Board, consultants, or other personal service providers of the Company or any of its subsidiaries. Currently, the 2017 Equity Plan authorizes the issuance of up to 18,262,461 shares of Common Stock, subject to certain adjustments under the 2017 Equity Plan. Awards covering 6,323,328 shares of Common Stock were granted under the 2017 Equity Plan during the fiscal year 2022.

Equity Compensation Plan Information

The following provides certain aggregate information with respect to the Company’s equity compensation plans in effect as of December 31, 2022.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity Compensation Plans Approved by Security Holders	11,388,389	—	2,329,772	(1)
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	11,388,389	—	2,329,772

(1)	Consists of shares of Common Stock issuable in respect of outstanding awards granted under the 2017 Equity Plan.

DIRECTOR COMPENSATION

The following table details the compensation received by each member of the Board, other than Mr. Schatzman (whose compensation has been reported within the Summary Compensation Table), during the fiscal year ended December 31, 2022. Our Director Compensation Policy (as defined below), pursuant to which the below compensation was paid, provides for compensation to members of the Board who are not employees of the Company and who were not appointed to the Board pursuant to any agreement or arrangement with the Company (“At-large Directors”).

Name	Fees Earned or paid in Cash ($)		Stock Awards ($)		Total ($)
Brian Belke	110,000	(1)	120,001	(2)	230,001
Sir Frank Chapman	95,000	(3)	120,001	(2)	215,001
Avinash Kripalani	—		—		—
Seokwon Ha	—		—		—
Giovanni Oddo	—		—		—
Edward Andrew Scoggins, Jr.	80,000	(4)	120,001	(2)	200,001
William Vrattos	—		—		—
L. Spencer Wells	103,750	(5)	120,001	(2)	223,751

(1)

The amount noted consists of (i) $80,000 paid as annual retainer fees, (ii) $15,000 paid for his service as the Chairman of the Compensation Committee, and (iii) $15,000 paid for his service as Chairman of the F&R Committee, all of which were earned and paid pursuant to the Company’s director compensation policy described below.

(2)

The amount noted reflects the grant date fair value, based on the closing price of Common Stock on the date of grant of $2.21 per share, of 54,299 restricted shares of Common Stock granted on January 31, 2022, which vested in four installments on March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022.

(3)

The amount noted consists of (i) $80,000 paid as annual retainer fees and (ii) $15,000 paid for his service as the Chairman of the Nominating and Governance Committee, all of which were earned and paid pursuant to the Company’s director compensation policy described below.

(4)	The amount noted consists of annual retainer fees, which were earned and paid pursuant to the Company's director compensation policy described below.

(5)

The amount noted consists of (i) $80,000 paid as annual retainer fees, (ii) $3,750 paid as ad hoc committee fees, and (iii) $20,000 paid for his service as Chairman of the Audit Committee, all of which were earned and paid pursuant to the Company’s director compensation policy described below.

Narrative Discussion

Effective October 2019, the Board following its review of an analysis of a selected group of energy and general industry companies’ director compensation programs performed by the Company’s independent compensation consultant, Meridian Compensation Partners, LLC, on the recommendation of the Compensation Committee, adopted a director compensation policy (the “Director Compensation Policy”) designed to provide a total compensation package that enables the Company to attract and retain, on a long-term basis, highly qualified At-large Directors. Under the Director Compensation Policy, which was amended in December 2019 to modify the form and timing of consideration paid thereunder, each At-large Director is paid an annual cash retainer of $80,000 (the “Annual Board Cash Retainer”), which At-large Directors may elect to receive in the form of shares of restricted stock in lieu of cash, and an annual cash retainer of $15,000 for each committee of the Board of which such director serves as the chairperson, except that the chairperson of the Audit Committee is entitled to receive an annual cash retainer of $20,000. No director elected to receive stock in lieu of the annual cash retainer in respect of 2022 compensation. The annual cash retainers are prorated for partial years of service. In addition, under the Director Compensation Policy, each At-large Director will be granted, in one or more installments, a number of shares of Common Stock equal to $120,000 divided by the closing price of the Common Stock on Nasdaq on the date of such grant or, if such grant date was not a trading day, then the last trading day occurring prior to such grant date. The awards of shares of restricted Common Stock to be issued will be prorated based on the actual days of service on the Board and the terms and conditions of such awards, including vesting terms and transferability, will be as set forth in the Company’s standard award agreement, in the form adopted from time to time by the Board or the Compensation Committee, provided, that all such awards shall vest during the year in which they are granted. The shares of Common Stock issued under the Director Compensation Policy are issued under and subject to the 2017 Equity Plan or any successor plan. There are no per meeting attendance fees for At-large Directors for attending Board meetings. Each director of the Company, including Board observers, are entitled to receive reimbursement of all reasonable out-of-pocket expenses incurred in connection with attending meetings of the Board. Such reimbursement is in addition to the compensation provided for the Director Compensation Policy.

The Company adopted a stock ownership policy for At-large Directors in December 2019. Pursuant to such policy, At-large Directors are expected to own a number of shares of Common Stock equal to five times the Annual Board Cash Retainer divided by the closing price of the Common Stock on Nasdaq on the date of calculation. The number of shares of Common Stock to be held by At-large Directors will be calculated on the first trading day of each calendar year based on such shares’ fair market value. Each At-large Director is expected to satisfy the stock ownership requirement within three years of the date such individual became subject to the policy or the date of any increase in the Annual Board Cash Retainer.

PROPOSAL NO. 2 – APPROVAL OF AN AMENDMENT TO THE 2017 EQUITY PLAN

The Board is asking you to approve an amendment to the 2017 Equity Plan (the “Equity Plan Amendment”) to increase the maximum number of shares of Common Stock that may be delivered pursuant to awards granted under the 2017 Equity Plan from 18,262,461 to 24,262,461 (all of which may be granted as incentive stock options). On December 15, 2017, the Company’s stockholders approved the 2017 Equity Plan, and the 2017 Equity Plan became effective by its terms on such date. On June 15, 2020, the Company’s stockholders approved an amendment to the 2017 Equity Plan to increase the amount of awards thereunder that can be granted to the Company’s non-employee directors in any calendar year.  On June 15, 2021, the Company’s stockholders approved an amendment to the 2017 Equity Plan to increase the maximum number of shares of Common Stock that may be delivered pursuant to awards granted under the 2017 Equity Plan and to remove a provision limiting the number of shares of Common Stock subject to certain types of awards issued to any one participant during a calendar year. On June 22, 2022, the Company’s stockholders approved an amendment to increase the maximum number of shares of Common Stock that may be delivered pursuant to awards granted under the 2017 Equity Plan.

On April 20, 2023, the Board approved the Equity Plan Amendment, subject to approval by the Company’s stockholders.  A copy of the Equity Plan Amendment has been included as Appendix A to this Proxy Statement, which was also filed electronically with the SEC and can be reviewed on the SEC’s website at www.sec.gov.

As of April 20, 2023, 2,387,631 shares remain available for future issuance under the 2017 Equity Plan.  The Company believes long-term equity compensation furthers its compensation objectives of aligning the interests of its officers, directors and employees with those of its stockholders, encouraging long-term performance and rewarding award recipients for creating stockholder value.  Accordingly, the Board has approved and is asking you to approve the Equity Plan Amendment to increase the maximum number of shares of Common Stock that may be delivered pursuant to awards granted under the 2017 Equity Plan from 18,262,461 to 24,262,461 (all of which may be granted as incentive stock options). If stockholders do not approve the Equity Plan Amendment, our ability to recruit, retain and incentivize the highly skilled talent (including continuing employees and non-employee members of our Board) critical to successfully compete and grow our business could be seriously and negatively impacted. In addition, we would have to consider other compensation alternatives, which may not as effectively align the interests of our employees with those of our stockholders, and would be a distraction from our management team’s focus on execution of our business strategy. For example, we would have to consider increasing cash compensation, which could adversely affect our business, results of operations, financial condition and cash flows.

Key Plan Attributes

The 2017 Equity Plan contains, and after the Equity Plan Amendment will continue to contain, several features designed to protect shareholder interests and to reflect our compensation principles and practices, including:

●	Sets a fixed number of shares authorized for issuance, requiring stockholder approval for any increases;

●	No “evergreen” share provisions;

●	No granting of discounted options or SARs (except for substitute awards granted in connection with acquisitions);

●	No repricing of a stock option or stock appreciation right without prior stockholder approval;

●	No liberal share counting or “recycling” of shares that have been used to cover taxes or the purchase price of shares related to an award;

●	No excise tax-gross ups on change in control;

●	Broad discretion to determine the treatment of awards on a change in control; and

●	Permits clawback of benefits upon certain events, including restatements and bad acts during and after service.

Material Terms of the 2017 Equity Plan (including after the Equity Plan Amendment)

The material terms of the 2017 Equity Plan, including the proposed amendments described above, are summarized below. This summary of the 2017 Equity Plan is not intended to be a complete description of the 2017 Equity Plan and is qualified in its entirety by the actual text of the 2017 Equity Plan (previously filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022).

Eligible Persons

Persons eligible to receive awards under the 2017 Equity Plan include our employees, non-employee members of the Board, consultants, or other personal service providers of the Company or any of its subsidiaries. The Administrator (as defined below) determines from time to time the participants to whom awards will be granted. As of December 31, 2022, approximately 102 employees, four At-large Directors, and seven consultants and other personal service providers of the Company and its subsidiaries were eligible to participate in the 2017 Equity Plan on the basis that, if granted awards under the 2017 Equity Plan, their interests would be further aligned with those of the Company’s stockholders.

Administration

The Board or one or more committees appointed by the Board administer the 2017 Equity Plan. For this purpose, the Board has delegated general administrative authority for the 2017 Equity Plan to the Compensation Committee.  The Compensation Committee may delegate certain limited award grant authority to one or more officers of the Company, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision). The appropriate acting body, be it the Board, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this summary as the “Administrator.” The Administrator determines the number of shares of Common Stock that are subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares of Common Stock or the award. Along with other authority granted to the Administrator under the 2017 Equity Plan, the Administrator may (i) determine the recipients of awards, (ii) prescribe the restrictions, terms and conditions of all awards, (iii) interpret the 2017 Equity Plan and terms of the awards, (iv) adopt rules for the administration, interpretation and application of the 2017 Equity Plan as are consistent therewith, and interpret, amend or revoke any such rules, (v) make all determinations with respect to a participant’s service and the termination of such service for purposes of any award, (vi) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the 2017 Equity Plan or any award thereunder, (vii) make all determinations it deems advisable for the administration of the 2017 Equity Plan, (viii) decide all disputes arising in connection with the 2017 Equity Plan and to otherwise supervise the administration of the 2017 Equity Plan, (ix) subject to the terms of the 2017 Equity Plan, amend the terms of an award in any manner that is not inconsistent with the 2017 Equity Plan, (x) accelerate the vesting or, to the extent applicable, exercisability of any award at any time (including, but not limited to, upon a change of control or upon termination of service under certain circumstances, as set forth in the award agreement or otherwise), and (xi) adopt such procedures, modifications or subplans as are necessary or appropriate to permit participation in the 2017 Equity Plan by eligible persons who are foreign nationals or employed outside of the United States.

Incentive Awards

The 2017 Equity Plan authorizes stock options, stock appreciation rights, restricted stock, restricted stock units, cash performance awards as well as other awards (described in the 2017 Equity Plan) that are responsive to changing developments in management compensation. The 2017 Equity Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. An option or SAR will expire no later than ten years from the date of grant. Awards will vest in accordance with the schedule set forth in the applicable award agreement.

Stock Option. A stock option is the right to purchase shares of Common Stock at a future date at a specified price per share at least equal to the fair market value of a share of Common Stock on the date of grant (except for substitute awards granted in connection with acquisitions). An option may either be an Incentive Stock Option (“ISO”) or a nonstatutory stock option (“NSO”). ISO benefits are taxed differently from NSOs, as described under “Material U.S. Federal Income Tax Consequences,” below. ISOs also are subject to more restrictive terms and are limited in amount by the Code, and the 2017 Equity Plan. Full payment for shares of Common Stock purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator. Payment of the exercise price may be made: (i) in cash or by cash equivalent acceptable to the Administrator, or, (ii) to the extent permitted by the Administrator in its sole discretion in an award agreement or otherwise (A) in shares of Common Stock valued at the fair market value of such shares on the date of exercise, (B) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (C) by reducing the number of shares of Common Stock otherwise deliverable upon the exercise of the stock option by the number of shares of Common Stock having a fair market value on the date of exercise equal to the exercise price, (D) by a combination of the methods described above or (E) by such other method as may be approved by the Administrator and set forth in the award agreement. The Administrator will, in its discretion, prescribe in an award agreement the time or times at which or the conditions upon which, a stock option or portion thereof will become vested and/or exercisable. The requirements for vesting and exercisability of a stock option may be based on the continued service of the participant with the Company or a subsidiary for a specified time period (or periods) and/or on such other terms and conditions as approved by the Administrator in its discretion. If the vesting requirements of a stock option are not satisfied, then the unvested portion of the award will be forfeited. Subject to the anti-dilution adjustment provisions contained in the 2017 Equity Plan, without the prior approval of the Company’s stockholders, neither the Administrator nor the Board may cancel a stock option when the exercise price per share exceeds the fair market value of one share of Common Stock in exchange for cash or another award (other than in connection with a change of control (as defined in the 2017 Equity Plan) or cause the cancellation, substitution or amendment of a stock option that would have the effect of reducing the exercise price of such a stock option previously granted under the 2017 Equity Plan or otherwise approve any modification to such a stock option, that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the Nasdaq or other principal exchange on which the Common Stock is then listed. Dividend equivalent rights may be granted with respect to the shares of Common Stock subject to a stock option to the extent permitted by the Administrator and set forth in the award agreement.

SARs. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant of the SAR but will not be less than the fair market value of a share of Common Stock on the date of grant (except for substitute awards granted in connection with acquisitions). SARs may be granted in connection with other awards or independently. The Administrator will in its discretion provide in an award agreement the time or times at which or the conditions upon which a SAR or portion thereof will become vested and/or exercisable. The requirements for vesting and exercisability of a SAR may be based on the continued service of a participant with the Company or a subsidiary for a specified time period (or periods) and/or on such other terms and conditions as approved by the Administrator in its discretion. If the vesting requirements of a SAR are not satisfied, then the unvested portion of the award will be forfeited. Subject to the anti-dilution adjustment provisions contained in the 2017 Equity Plan, without the prior approval of the Company’s stockholders, neither the Administrator nor the Board will cancel a SAR when the base price per share exceeds the fair market value of one share of Common Stock in exchange for cash or another award (other than in connection with a change of control) or cause the cancellation, substitution or amendment of a SAR that would have the effect of reducing the base price of such a SAR previously granted under the 2017 Equity Plan or otherwise approve any modification to such SAR that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the Nasdaq or other principal exchange on which the Common Stock is then listed. Dividend equivalent rights may be granted with respect to the shares of Common Stock subject to a SAR to the extent permitted by the Administrator and set forth in the award agreement.

Restricted Stock. A restricted stock award is typically for a fixed number of shares of Common Stock subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service and/or performance standards) imposed on such shares. The number of shares awarded in connection with a restricted stock award shall be determined by the Administrator. The requirements for vesting of a restricted stock award may be based on the continued service of the participant with the Company or a subsidiary for a specified time period (or periods) and/or on such other terms and conditions as approved by the Administrator in its discretion. If the vesting requirements of a restricted stock award are not satisfied, then the unvested portion of the award will generally be forfeited and the shares of Common Stock subject to the award will be returned to the Company. Subject to the provisions on restricted stock awards set forth in the 2017 Equity Plan and the applicable award agreement, the participant will have all rights of a stockholder with respect to the shares granted to the participant under a restricted stock award unless the Administrator determines otherwise. The Administrator has discretion to determine the timing of payment of dividends and distributions to the participant.

Restricted Stock Units. A restricted stock unit is a contractual right representing notional unit interests equal in value to a share of Common Stock to be paid or distributed at such times, and subject to such conditions, as determined by the Administrator. The value of each restricted stock unit is equal to the fair market value of a share of Common Stock on the applicable date or time period of determination, as specified by the Administrator. Restricted stock units will be subject to such restrictions and conditions as the Administrator will determine. The requirements for vesting of a restricted stock unit may be based on the continued service of the participant with the Company or a subsidiary for a specified time period (or periods) and/or on such other terms and conditions as approved by the Administrator in its discretion. If the vesting requirements of a restricted stock unit award are not satisfied, then the unvested portion of the award will be forfeited. Restricted stock units will become payable to a participant at the time or times determined by the Administrator and set forth in the award agreement, which may be upon or following the vesting of the award. Payment of a restricted stock unit may be made, as approved by the Administrator and set forth in the award agreement, in cash or in shares of Common Stock or in a combination thereof. Restricted stock units may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the restricted stock unit. Generally, any payments made pursuant to dividend equivalent rights will be paid at such times as determined by the Administrator in its discretion.

Cash Performance Awards. A cash performance award means an award that is denominated by a cash amount to a participant and payable based on or conditioned upon the attainment of pre-established business and/or individual performance goals over a specified performance period. A cash performance award may be granted to any participant selected by the Administrator. The requirements for payment may be also based upon the continued service of the participant with the Company or a subsidiary during the respective performance period and on such other conditions as determined by the Administrator and set forth in the award agreement.

Stock Awards. The Administrator may grant other stock awards, which may be granted for past services, in lieu of bonus or other cash compensation, as directors’ compensation or for any other valid purpose as determined by the Administrator. Subject to the 2017 Equity Plan and the applicable award agreement, upon the issuance of shares of Common Stock under a stock award, the participant will have all rights of a stockholder with respect to the shares of Common Stock.

Authorized Shares; Lapsed Awards; Substitute Awards

A total of 18,262,461 shares of Common Stock have been authorized by the stockholders for issuance under the 2017 Equity Plan. A description of the remaining shares of Common Stock available for award under the 2017 Equity Plan is contained in the section above titled “Executive Compensation—Equity Compensation Plan Information.”  If the Equity Plan Amendment is approved by the stockholders, an additional 6,000,000 shares of Common Stock will be authorized for issuance under the 2017 Equity Plan, all of which may be granted as ISOs.  If any outstanding award under the 2017 Equity Plan is canceled, expired, forfeited, surrendered, terminated or settled by delivery of fewer shares of Common Stock than the number underlying an applicable award, the shares of Common Stock subject to the cancelled, expired, forfeited, surrendered, terminated, or settled without payment portion of the award will be added to the maximum number of shares of Common Stock authorized under the 2017 Equity Plan. Notwithstanding the foregoing, shares of Common Stock that are (i) withheld from an award in payment of the exercise, base or purchase price or taxes relating to such an award, or (ii) not issued or delivered as a result of the net settlement of an outstanding stock option or SAR under the 2017 Equity Plan, as applicable, will not be available for future awards under the 2017 Equity Plan. The last reported trading price per share of the Common Stock on the Nasdaq Capital Market on April 19, 2023 was $5.71. The 2017 Equity Plan provides that no non-employee director may be granted, during any calendar year, awards having a fair value (determined on the date of grant) that exceeds $300,000 when added to all cash compensation paid to the non-employee director during the same calendar year. Nothing contained in the 2017 Equity Plan will be construed to limit the right of the Administrator to grant awards under the 2017 Equity Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Administrator may grant awards under the 2017 Equity Plan to an employee or director of another corporation who becomes eligible to participate in the 2017 Equity Plan by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person (“substitute awards”). The terms and conditions of the substitute awards may vary from the terms and conditions that would otherwise be required by the 2017 Equity Plan solely to the extent the Administrator deems necessary for such purpose. Any such substitute awards will not reduce the share reserve; provided, however, that such treatment is permitted by applicable law and the listing requirements of the Nasdaq or other exchange or securities market on which the Common Stock is listed.

Adjustments or Changes in Capitalization

In the event of any change in the outstanding shares of Common Stock by reason of a recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution, merger, reorganization, consolidation, combination, spin-off or other similar corporate change or any other change that affects our Common Stock, the aggregate number of shares of Common Stock available under the 2017 Equity Plan or subject to outstanding awards (including the exercise price of any awards) will be adjusted as the Administrator deems appropriate or equitable.

Termination of or Changes to the 2017 Equity Plan

The Board may amend, modify, suspend or terminate the 2017 Equity Plan at any time and in any manner. Unless required by applicable law or a listing agency rule, stockholder approval for any amendment, modification, suspension or termination of the 2017 Equity Plan by the Board is generally not required. Unless previously terminated by the Board, the 2017 Equity Plan will terminate on December 15, 2027. Generally speaking, the Compensation Committee may amend outstanding awards in a manner consistent with the 2017 Equity Plan, subject, however, to the consent of the holder if the amendment materially and adversely affects such holder.

Acceleration of Awards; Possible Early Termination of Awards

Upon a change of control of the Company, unless otherwise provided in an award agreement, the Administrator is authorized, but not obligated, to make adjustments in the terms and conditions of the outstanding awards, including, among others, (i) continuing or assuming such outstanding awards, (ii) substituting such outstanding awards for awards with substantially the same terms, (iii)  accelerating the exercisability, vesting and/or payment under such outstanding awards, (iv) upon written notice, provide that any outstanding stock option and stock appreciation right is exercisable during a reasonable period of time immediately prior to the scheduled consummation of the event or such other reasonable period as determined by the Administrator followed by the termination of any unexercised portion of such stock option or stock appreciation right within the relevant period, or (v) cancelling all or any portion of such outstanding awards for fair value (in the form of cash, shares of Common Stock, other property or any combination thereof) as determined in the sole discretion of the Administrator.  For this purpose, a “change of control” is defined to include (i) the acquisition by certain persons that results in such persons becoming the beneficial ownership of more than 50% of the voting power of the then outstanding voting securities of the Company, (ii) certain changes in the majority of the Board, (iii) the sale of all or substantially all of the Company’s assets, and (iv) the consummation of certain reorganizations, mergers or consolidations.

Transfer Restrictions

Subject to certain exceptions, awards under the 2017 Equity Plan are not assignable or transferable by the recipient and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge.

Forfeiture Events

The Administrator may specify in an award agreement at the time of the award that the participant’s rights, payments and benefits with respect to an award are subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events may include, without limitation, termination of service for cause (as defined in and determined in accordance with the 2017 Equity Plan), violation of material Company policies, breach of noncompetition, non-solicitation, confidentiality or other restrictive covenants that may apply to the participant or other conduct by the participant that is detrimental to the business or reputation of the Company. Under certain circumstances specified in the 2017 Equity Plan, any gain realized by the participant from the exercise, vesting, payment or other realization of income by the participant in connection with an award must be paid back by the participant to the Company. In addition, under certain circumstances, if a participant receives compensation pursuant to an award under the 2017 Equity Plan (whether a stock option, cash performance award or otherwise) based on financial statements that are subsequently required to be restated in a way that would decrease the value of such compensation, the participant will, to the extent not otherwise prohibited by law, upon the written request of the Company, forfeit and repay to the Company the difference between what the participant received and what the participant should have received based on the accounting restatement.

New Plan Benefits

The specific individuals who will be granted awards under the 2017 Equity Plan and the type and amount of such awards will be determined by the Administrator.  The number, value and type of awards to be granted to such individuals under the 2017 Equity Plan in the future is undeterminable. If the Equity Plan Amendment is approved by our stockholders, we expect to grant annual stock awards to At-large Directors under the Director Compensation Policy, as described above.

Plan Benefits

For each of the individuals and groups indicated, the total number of shares of our Common Stock subject to all stock awards, including stock options, that have been granted (even if not currently outstanding) under the 2017 Equity Plan since inception through the record date, April 20, 2023, is as follows:

Matthew Schatzman, Chairman of the Board and Chief Executive Officer	5,106,541
Brent Wahl, Chief Financial Officer	1,502,403
Vera de Gyarfas, General Counsel and Corporate Secretary	781,371
All current executive officers as a group	7,390,315
All current directors who are not executive officers as a group	3,007,876
Each nominee for election as a director
Brian Belke	177,901
Edward Andrew Scoggins, Jr.	129,068
L. Spencer Wells	200,901
All current and former employees, including all current officers who are not executive officers, as a group	19,641,079

Material U.S. Federal Income Tax Consequences

The following summary briefly describes current U.S. federal income tax consequences of rights under the 2017 Equity Plan. The summary is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, however, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the 2017 Equity Plan are encouraged to consult their own professional tax advisors concerning tax aspects of rights under the 2017 Equity Plan and should be aware that tax laws may change at any time.

Stock Options. A participant to whom an incentive stock option, within the meaning of Section 422 of the Code, is granted generally will not recognize income at the time of grant or exercise of such option (although special alternative minimum tax rules may apply to the participant upon option exercise). No federal income tax deduction will be allowable to the Company upon the grant or exercise of such incentive stock option.

When the participant sells shares of Common Stock acquired through the exercise of an incentive stock option more than one year after the date of transfer of such shares and more than two years after the date of grant of such incentive stock option, the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale prices of such shares and the option price, for which the Company is not entitled to a federal income tax deduction. If the participant does not hold such shares for this period, the sale will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). Subject to applicable limits of the Code and regulations thereunder, the Company will generally be entitled to a federal income tax deduction in the amount of such ordinary income. The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

A participant to whom a nonqualified stock option is granted will not recognize income at the time of grant of such option. When such participant exercises a nonqualified stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value as of the date of a nonqualified stock option exercise of the shares of Common Stock that the participant receives, over the option exercise price. The tax basis of such shares will be equal to the exercise price paid plus the amount includable in the participant’s gross income, and the participant’s holding period for such shares will commence on the day after which the participant recognized taxable income in respect of such shares. Subject to applicable limits of the Code and regulations thereunder, the Company will generally be entitled to a federal income tax deduction in respect of the exercise of nonqualified options in an amount equal to the ordinary income recognized by the participant. Any gain or loss recognized upon a subsequent sale or exchange of the Common Stock is treated as capital gain or loss for which the Company is not entitled to a deduction.

Stock Appreciation Rights. When a stock appreciation right is granted, there are no income tax consequences for the participant or the Company. When a stock appreciation right is exercised, the participant recognizes compensation equal to the cash and/or the fair market value of the shares received upon exercise. Subject to applicable limits of the Code and regulations thereunder, the Company is entitled to a deduction equal to the compensation recognized by the participant.

Restricted Stock. Unless an election is made by the participant under Section 83(b) of the Code, the grant of an award of restricted stock will have no immediate tax consequences to the participant, and the Company will not be allowed a tax deduction at the time the restricted stock are granted. Generally, upon the lapse of restrictions (as determined by the applicable restricted stock agreement between the participant and the Company), a participant will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock for which the restrictions lapse, less any amount paid, and the Company will be allowed a corresponding tax deduction at that time, subject to applicable limits of the Code and regulations thereunder.  The participant’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The participant’s holding period for tax purposes will commence on the date on which the restrictions lapse.

A participant may make an election under Section 83(b) of the Code within 30 days after the date of grant of an award of restricted stock to recognize ordinary income on the date of award based on the fair market value of shares of Common Stock on such date, less any amount the participant paid for such Common Stock, and the Company will be allowed a corresponding tax deduction at that time, subject to applicable limits of the Code and regulations thereunder. A participant making such an election will have a tax basis in the restricted stock equal to the sum of the amount the participant recognizes as ordinary income and any amount paid for such restricted stock, and the participant’s holding period for such restricted stock for tax purposes will commence on the grant date. Any future appreciation in the Common Stock will be taxable to the participant at capital gains rates. However, if the restricted stock award is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the participant’s Section 83(b) election.

With respect to restricted stock upon which restrictions have lapsed, when the participant sells such shares, the participant will recognize capital gain or loss consistent with the treatment of the sale of shares received upon the exercise of non-qualified options.

Restricted Stock Units. A participant to whom a restricted stock unit is granted generally will not recognize income at the time of grant. Upon delivery of shares of Common Stock or cash in respect of an restricted stock unit, a participant will recognize ordinary income in an amount equal to the amount of cash or the fair market value of the shares of common stock for which the restrictions lapse, less any amount paid (although the participant may become subject to employment taxes when the right to receive shares becomes “vested” due to retirement eligibility or otherwise), and the Company will be allowed a corresponding tax deduction at that time, subject to applicable limits of the Code and regulations thereunder. Any gain or loss recognized upon a subsequent sale or exchange of the stock (if settled in stock) is treated as capital gain or loss for which the Company is not entitled to a deduction.

Stock Awards and Cash Performance Awards. With respect to cash performance awards and stock awards paid in cash or shares of Common Stock, participants will generally recognize ordinary income equal to the fair market value of the shares of Common Stock or the amount of cash paid on the date on which delivery of shares or payment in cash is made to the participant and the Company will generally be allowed a corresponding tax deduction at that time, subject to applicable limits of the Code and regulations thereunder.

Tax Obligations. Each participant under the 2017 Equity Plan will be responsible for payment of any taxes or similar charges required by law to be paid or withheld with respect to any award.  Any required withholdings must be paid by participants on or prior to the payment or other event that results in taxable income with respect to an award.  The award agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award, which may include permitting participants to elect to satisfy the withholding obligation by tendering shares of common stock of the Company to the Company or having the Company withhold a number of shares of common stock having a value equal to the minimum statutory tax or similar charge required to be paid or withheld.

Section 409A of the Code. If an award is treated as “nonqualified deferred compensation” and the award does not comply with or is not exempt from Section 409A of the Code, Section 409A of the Code may impose additional taxes, interest and penalties on recipients of awards under the 2017 Equity Plan. All grants made under the 2017 Equity Plan are designed and intended to either be exempt from or comply with Section 409A of the Code to avoid such additional taxes, interest and penalties.  However, in the event that the Administrator determines that the awards are subject to Section 409A of the Code, the Administrator shall have the authority to take such actions and to make such changes to the 2017 Equity Plan or an award agreement as the Administrator deems necessary to comply with such requirements; provided, that no such action shall materially and adversely affect any outstanding award without the consent of the affected participant. Neither the Administrator nor the Company is obligated to ensure that awards comply with Section 409A of the Code or to take any actions to ensure such compliance.

Company Deduction and Section 162(m). The Company generally will be entitled to a tax deduction in connection with the vesting, settlement or exercise of an award under the 2017 Equity Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income. However, Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our executive officers. While the Administrator considers the deductibility of compensation as one factor in determining executive compensation, the Administrator retains the discretion to award and pay compensation that is not deductible as it believes that it is in the best interests of our shareholders to maintain flexibility in our approach to executive compensation and to structure a program that we consider to be the most effective in attracting, motivating and retaining key employees.

Vote Required for Approval

The affirmative vote of a majority in voting power of the Voting Shares present in person or by proxy at the Annual Meeting and entitled to vote thereon is required to approve the 2017 Equity Plan Amendment.

The Board unanimously recommends that the stockholders vote “FOR” the amendment to increase the number of shares authorized for issuance under the 2017 Equity Plan.

PROPOSAL NO. 3 – ADVISORY VOTE ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

This Proposal 3 enables our stockholders to cast a non-binding, advisory vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement.

Our executive compensation program, as described in detail under the heading “Executive Compensation”, is designed to attract, motivate and retain our executive officers, who are critical to our success. Please read the “Executive Compensation” section beginning on page 12 for additional details about our executive compensation programs, including information about the fiscal 2022 compensation of our named executive officers.

We are asking our stockholders to indicate their support for our executive compensation programs as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, objectives and practices described in this Proxy Statement. Accordingly, we are asking our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders, is hereby APPROVED.”

Although the vote on this Proposal 3 regarding the compensation of our named executive officers is not binding on the Board, we value the opinions of our stockholders and will consider the result of the vote when determining future executive compensation arrangements. We hold a non-binding, advisory vote to approve the compensation of our named executive officers every year.

Vote Required for Approval

The affirmative vote of a majority in voting power of the Voting Shares present in person or by proxy at the Annual Meeting and entitled to vote on Proposal 3 is required to approve the foregoing resolution.

The Board unanimously recommends that the stockholders vote “FOR” the approval, on a non-binding, advisory basis, of the compensation paid to the Company’s named executive officers.

PROPOSAL NO. 4 – SELECTION AND RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND AUDITORS

The Audit Committee and the Board seek stockholder ratification of the reappointment of Grant Thornton LLP (“Grant Thornton”) to act as the independent registered public accountants and auditors of our consolidated financial statements for the 2023 fiscal year. If the stockholders do not ratify the appointment of Grant Thornton, the Audit Committee will reconsider this appointment. Representatives of Grant Thornton are expected to be present at the Annual Meeting to respond to appropriate questions, and those representatives will also have an opportunity to make a statement if they desire to do so.

Vote Required for Approval

The affirmative vote of a majority in voting power of the Voting Shares present in person or by proxy at the Annual Meeting and entitled to vote on Proposal 4 is required to ratify the selection of the independent auditors.

The Board unanimously recommends that the stockholders vote “FOR” the ratification of the reappointment of Grant Thornton as the Company’s independent registered public accountants and auditors for fiscal year 2023.

Independent Auditors and Fees

Grant Thornton was the Company’s independent registered public accounting firm for the years ended December 31, 2022 and 2021.

The following table presents fees for professional audit services rendered by Grant Thornton for the audit of the Company’s annual financial statements for the years ended December 31, 2022 and 2021:

	Year Ended December 31,
	2022	2021
Audit Fees(1)	$285,000	$375,000
Audit-Related Fees(2)	185,000	—
Tax Fees	—	—
Other Fees	—	—
Total	$470,000	$375,000

(1)

Audit fees: Consist of fees billed for professional services rendered for audits of the Company’s consolidated financial statements, for the review of the interim condensed consolidated financial statements included in quarterly reports, services that are normally provided in connection with statutory and regulatory filings or engagements and attest services, except those not required by statute or regulation.

(2)	Audit-Related fees: Consist of fees billed for professional services rendered for audits of certain Company subsidiaries’ financial statements not required by statute or regulation.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the independent auditors. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. Requests for approval are generally submitted at a meeting of the Audit Committee. The Audit Committee may delegate pre-approval authority to a committee member, provided that any decisions made by such member shall be presented to the full committee at its next scheduled meeting.  The Audit Committee pre-approved all audit services provided by Grant Thornton during 2022 pursuant to this policy.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our voting securities as of April 20, 2023:

●	each person who is known to us to be the beneficial owner of more than 5% of any class of our voting securities;

●	each of our directors; and

●	each of our named executive officers and all of executive officers and directors as a group.

Such table is based on information supplied by officers, directors, principal stockholders and the Company’s transfer agent, and information contained in Schedules 13D and 13G filed with the SEC.

Unless otherwise indicated, each person named below has an address in care of our principal executive offices and has sole power to vote and dispose of the shares of voting securities beneficially owned by them, subject to community property laws where applicable. Amounts in the table below do not include restricted stock units that do not include the right to vote shares of common stock that may be delivered at settlement thereof.

	Shares of common stock beneficially owned (**)		Percentage of common stock beneficially owned (%)	Shares of Series A Convertible Preferred Stock beneficially owned (**)		Percentage of Series A Convertible Preferred Stock beneficially owned (%)	Shares of Series B Convertible Preferred Stock beneficially owned (**)		Percentage of Series B Convertible Preferred Stock beneficially owned (%)	Shares of Series C Convertible Preferred Stock beneficially owned (**)		Percentage of Series C Convertible Preferred Stock beneficially owned (%)
Named Executive Officers and Directors:
Matthew K. Schatzman	1,226,145	(1)	* %	—		—%	—		—%	—		—%
Brent E. Wahl	310,203	(2)	* %	—		—%	—		—%	—		—%
Vera de Gyarfas	51,303	(3)	* %	—		—%	—		—%	—		—%
Avinash Kripalani	—		—%	—		—%	—		—%	—		—%
William Vrattos	—		—%	—		—%	—		—%	—		—%
Brian Belke	291,754		* %	—		—%	—		—%	—		—%
L. Spencer Wells	206,868		* %	—		—%	—		—%	—		—%
Seokwon Ha	—		—%	—		—%	—		—%	—		—%
Giovanni Oddo	—		—%	—		—%	—		—%	—		—%
Sir Frank Chapman	215,885		* %	—		—%	—		—%	—		—%
Edward Andrew Scoggins, Jr.	129,068		* %	—		—%	—		—%	—		—%
All directors and executive officers as a group (11 persons)	2,431,226		1.6%	—		—%	—		—%	—		—%
5% Stockholders:
Ninteenth Investment Company	14,206,376	(3)	9.4%	—		—%	—		—%	—		—%
YCMGA Entities	54,461,944	(4)	36.2%	17,557	(5)	20.0%	8,029	(6)	9.6%	15,521	(7)	24.7%
Valinor Entities	14,861,828	(8)	11.6%	5,999	(10)	6.8%	8,027	(11)	9.6%	—		—%
Bardin Hill Entities	9,569,680	(11)	7.6%	2,872	(12)	3.2%	5,282	(13)	6.2%	3,232	(14)	5.1%
HGC NEXT INV LLC (15)	8,095,707		5.4%	61,552	(16)	70.0%	12,292	(16)	14.6%	—		—%
BlackRock, Inc. (17)	3,587,545		2.4%	—		—%	50,407		60.0%	—		—%
Avenue Energy Opportunities Fund II, L.P. (18)	—		—%	—		—%	—		—%	19,330	(16)	30.7%
OGCI Climate Investments Holding LLP (19)	—		—%	—		—%	—		—%	12,872	(16)	20.4%
TEP Next Decade, LLC (20)	—		—%	—		—%	—		—%	12,004	(16)	19.1%

*	Indicates beneficial ownership of less than 1% of the total outstanding Common Stock.

**

“Beneficial ownership” is a term broadly defined by the SEC in Rule 13d-3 under the Exchange Act and includes more than typical forms of stock ownership, that is, stock held in the person’s name. The term also includes what is referred to as “indirect ownership,” meaning ownership of shares as to which a person has or shares investment or voting power. For purposes of this table, shares of Common Stock not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days of April 20, 2023 are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. Since the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, and the Series C Warrants are not convertible into, or exercisable for, Common Stock within 60 days of April 20, 2023, shares of Common Stock issuable upon such conversion or exercise are not reflected as beneficially owned by the respective principal stockholders in the table above.

(1)	Includes 578,871 shares of restricted stock subject to performance-based vesting requirements issued under the 2017 Equity Plan.

(2)	Includes 150,000 shares of restricted stock subject to performance-based vesting requirements issued under the 2017 Equity Plan.

(3)

Ninteenth is a limited liability company organized under the laws of the Emirate of Abu Dhabi. Mubadala Investment Company PJSC, a public joint stock company established under the laws of the Emirate of Abu Dhabi, is the sole owner of Mamoura Diversified Global Holding PJSC, a public joint stock company established under the laws of the Emirate of Abu Dhabi, which owns 99% of Ninteenth.  Accordingly, Mubadala Investment Company PJSC and Mamoura Diversified Global Holding PJSC may be deemed to have shared voting and investment power over the shares held by Ninteenth. Ninteenth’s address is Al Mamoura A, P.O. Box 45005, Abu Dhabi, United Arab Emirates.

(4)

Consists of 12,628,348 shares of Common Stock held by York Credit Opportunities Investments Master Fund, L.P.; 2,522,723 shares of Common Stock held by York European Distressed Credit Fund II, L.P.; 13,567,803 shares of Common Stock held by York Multi-Strategy Master Fund, L.P.; 11,751,923 shares of Common Stock held by York Credit Opportunities Fund, L.P.; 5,705,260 shares of Common Stock held by York Capital Management, L.P.; 8,161,422 shares of Common Stock held by York Select Strategy Master Fund L.P.; 41,488 shares of Common Stock held by York Tactical Energy Fund, L.P.; and 82,977 shares of Common Stock held by York Tactical Energy Fund PIV-AN, L.P. (collectively, the “YCMGA Entities”).   York Capital Management Global Advisors, LLC (“YCMGA”) is the senior managing member of the general partner of each of the YCMGA Entities.  James G. Dinan is the chairman of, and controls, YCMGA. Each of YCMGA and James G. Dinan has voting and investment power with respect to the securities owned by each of the YCMGA Entities and may be deemed to be beneficial owners thereof. Each of YCMGA and James G. Dinan disclaims beneficial ownership of the reported securities except to the extent of their pecuniary interests therein. The business address of the YCMGA Entities is 767 Fifth Avenue, 17th Floor, New York, NY 10153.

(5)

Consists of 4,460 shares of Series A Preferred Stock held by York Credit Opportunities Investments Master Fund, L.P.; 893 shares of Series A Preferred Stock held by York European Distressed Credit Fund II, L.P.; 4,792 shares of Series A Preferred Stock held by York Multi-Strategy Master Fund, L.P.; 4,148 shares of Series A Preferred Stock held by York Credit Opportunities Fund, L.P.; and 3,264 shares of Series A Preferred Stock held by York Capital Management, L.P.

(6)

Consists of 2,674 shares of Series B Preferred Stock held by York Tactical and 5,355 shares of Series B Preferred Stock held by York Tactical PIV (together with York Tactical, the “York Tactical Energy Funds”).

(7)

Consists of 2,587 shares of Series C Preferred Stock held by York European Distressed Credit Fund II, L.P.; 1,112 shares of Series C Preferred Stock held by York Capital Management, L.P.; 1,810 shares of Series C Preferred Stock held by York Credit Opportunities Fund, L.P.; 2,069 shares of Series C Preferred Stock held by York Credit Opportunities Investment Master Fund, L.P.; 1,469 shares of Series C Preferred Stock held by York Multi-Strategy Master Fund, L.P.; 2,156 shares of Series C Preferred Stock held by York Tactical; and 4,318 shares of Series C Preferred Stock held by York Tactical PIV.

(8)

Consists of 10,996,353 shares of Common Stock held by Valinor Capital Partners Offshore Master Fund, L.P. (“Valinor Offshore Master”) and 3,865,475 shares of Common Stock held by Valinor Capital Partners, L.P. (“Valinor Capital” and, together with Valinor Offshore Master, the “Valinor Entities”).  Valinor serves as investment manager to each of the Valinor Entities. David Gallo is the Founder, Managing Partner, and Portfolio Manager of Valinor and is the managing member of Valinor Associates, LLC (“Valinor Associates”), which serves as general partner to Valinor Capital Partners, L.P. and Valinor Capital Partners Offshore Master Fund, L.P.. Each of Valinor Management, Valinor Associates and David Gallo may be deemed to beneficially own the securities held by such fund and each of Valinor Management, Valinor Associates and David Gallo disclaims beneficial ownership of the reported securities, except to the extent of its or his pecuniary interest.

(9)	Consists of 4,443 shares of Series A Preferred Stock held by Valinor Capital Partners Offshore Master Fund, L.P. and 1,556 shares of Series A Preferred Stock held by Valinor Capital Partners, L.P.

(10)	Consists of 5,946 shares of Series B Preferred Stock held by Valinor Capital Partners Offshore Master Fund, L.P. and 2,081 shares of Series B Preferred Stock held by Valinor Capital Partners, L.P.

(11)

Consists of 338,038 shares of Common Stock held by Bardin Hill Event-Driven Master Fund LP; 4,140,724 shares of Common Stock held by HCN L.P.; 708,391 shares of Common Stock held by First Series of HDML Fund I LLC (“First Series HDML” and, together with Bardin Hill Event-Driven and First Series HDM, the “Bardin Hill Series B Purchasers”); 2,641,178 shares of Common Stock held by Halcyon Mount Bonnell Fund LP (“Halcyon Mount Bonnell”); and 1,741,349 shares of Common Stock held by Halcyon Energy, Power, and Infrastructure Capital Holdings LLC (together with the Bardin Hill Series B Purchasers and Halcyon Mount Bonnell, the “Bardin Hill Entities”). Bardin Hill serves as the investment manager to each of the Bardin Hill Entities. Investment decisions of Bardin Hill are made by one or more of its portfolio managers, including Jason Dillow, John Greene and Pratik Desai, each of whom has individual decision-making authority.  Jason Dillow is the Chief Executive Officer and Chief Investment Officer of Bardin Hill. Each of Bardin Hill, HCN GP LLC (in the case of HCN LP), Bardin Hill Fund GP LLC (in the case of Bardin Hill Event-Driven Master Fund LP,  First Series of HDML Fund I LLC and Halcyon Mount Bonnell Fund LP), Jason Dillow, Kevah Konner, John Greene and Pratik Desai may be deemed to beneficially own the securities held by such Bardin Hill Entity and each of Bardin Hill, HCN GP LLC, Bardin Hill Fund GP LLC, Jason Dillow, John Greene and Pratik Desai disclaims beneficial ownership of the reported securities, except to the extent of its or his pecuniary interest.  The business address of the Bardin Hill Entities is 299 Park Avenue, 24th Floor, New York, NY 10171.

(12)

Consists of 820 shares of Series A Preferred Stock held by First Series of HDML Fund I LLC; 257 shares of Series A Preferred Stock held by Bardin Hill Event-Driven Master Fund LP; and 1,795 shares of Series A Preferred Stock held by HCN L.P.

(13)

Consists of 3,210 shares of Series B Preferred Stock held by First Series of HDML Fund I LLC; 281 shares of Series B Preferred Stock held by Bardin Hill Event-Driven Master Fund LP; and 1,791 shares of Series B Preferred Stock held by HCN L.P.

(14)	Consists of 293 shares of Series C Preferred Stock held by Bardin Hill Event-Driven Master Fund LP and 2,939 shares of Series C Preferred Stock held by HCN L.P.

(15)

HGC is a Delaware limited liability company. Hanwha Impact Partners Inc. (“HIP”) is the sole member of HGC. Hanwha Impact Partners Inc. (“HIP”) is the sole member of HGC, and Hanwha Impact Global Corporation (“HIG”) is the sole shareholder of HIP. Moonkee Yu is the President of HIG, and each of HIG and Mr. Yu may be deemed to have voting and investment power over the shares held by HGC. Mr. Yu disclaims beneficial ownership of the shares held by HGC. The address of HIG is 86, Cheonggyecheon-ro, Jung-gu, Seoul, South Korea. HGC’s address is 200 Westlake Park Blvd., Suite 1010, Houston, TX 77079.

(16)	None of such shares are convertible into shares of Common Stock by the holder within 60 days of April 20, 2023.

(17)

The registered holders of the referenced shares are the following funds and accounts under management by investment adviser subsidiaries of BlackRock, Inc.:  ABR PE Investments II, LP, BOPA1, L.P., Coastline Fund, L.P., Fair Lane Investment Partners, L.P., Multi-Alternative Opportunities Fund (A), L.P., Multi-Alternative Opportunities Fund (B), L.P., Investment Partners V (A), LLC and SUNROCK DISCRETIONARY CO-INVESTMENT FUND II, LLC.  BlackRock, Inc. is the ultimate parent holding company of such investment adviser entities.  On behalf of such investment adviser entities, the applicable portfolio managers, as managing directors (or in other capacities) of such entities, and/or the applicable investment committee members of such funds and accounts, have voting and investment power over the shares held by the funds and accounts which are the registered holders of the reported securities. Such portfolio managers and/or investment committee members expressly disclaim beneficial ownership of the reported securities held by such funds and accounts. The address of such funds and accounts, such investment adviser subsidiaries and such portfolio managers and/or investment committee members is 55 East 52nd Street, New York, New York 10055. Shares listed in the table as beneficially owned may not incorporate all shares deemed to be beneficially held by BlackRock, Inc.

(18)

Avenue Capital Management II, L.P., in its capacity as investment manager, trading advisor, and/or general partner, may be deemed the beneficial owners of the shares held by Avenue Energy Opportunities Fund II, L.P. Avenue Capital Management II GenPar, LLC is the general partner of Avenue Capital Management II, L.P. Marc Lasry is the managing member of Avenue Capital Management II GenPar, LLC. Mr. Lasry may be deemed to be the indirect beneficial owner of the securities reported by the Avenue Energy Opportunities Fund II, L.P. by reason of his ability to direct the vote and/or disposition of such securities, and his pecuniary interest in such shares (within the meaning of Rule 16a-1(a)(2) under the Exchange Act) is a fractional interest in such amount. Mr. Lasry disclaims beneficial ownership of such shares. The address of Avenue Energy Opportunities Fund II, L.P. is 11 West 42nd Street, 9th Floor, New York, NY 10036.

(19)

The registered holder of the referenced shares is OGCI. OGCI Climate Investments LLP, a limited liability partnership organized under the laws of England and Wales (“OGCI Parent”), controls OGCI by ownership of more than 99% of its equity and the ability to direct its management, including investment decisions. Pratima Rangarajan, in her capacity as CEO of OGCI and of OGCI Parent, exercises control over certain of their voting and investment decisions, including with respect to the referenced shares. Accordingly, OGCI Parent and Ms. Rangarajan may each be deemed to have shared voting and investment power over, and beneficial ownership (as defined by SEC Rule 13d–3 under the Exchange Act) of, the referenced shares held by OGCI.  The address of each of OGCI, OGCI Parent and Ms. Rangarajan is 11-12 St. James’s Square, London SW1Y 4LB, United Kingdom.

(20)

TEP Next Decade, LLC (“TEP Next Decade”) is a Delaware limited liability company. TEP Next Decade is an affiliate of Energy & Power Transition Partners, LLC (“EPTP”) and EPTP may be deemed to have voting and investment power over the shares held by TEP Next Decade.  TEP Next Decade’s address is 321 N. Clark Street, Suite 2440, Chicago, IL 60654.

Compliance with Section 16(a)

Section 16(a) of the Exchange Act requires Company directors, officers and persons owning more than ten percent (10%) of a registered class of Company equity securities to file reports of ownership and changes of ownership with the SEC. To our knowledge and based solely on the Company’s review of the Forms 3 and 4 and any amendments thereto and certain written representations from certain reporting persons that no other reports were required, the Company believes that directors, officers and stockholders owning more than ten percent (10%) of a registered class of Company equity securities complied with their Section 16(a) filing requirements applicable to them on a timely basis during the fiscal year ended December 31, 2022.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The Board adopted a written Related Person Transaction Policy in October 2017, which addresses the reporting, review and approval or ratification of transactions with related persons. Although related person transactions can involve potential or actual conflicts of interest, the Company recognizes that such transactions may occur in the normal course of business or provide an opportunity that is in the best interests of the Company. The Related Person Transaction Policy is not designed to prohibit related person transactions; rather, it is to provide for timely internal review of prospective transactions, approval or ratification of transactions and appropriate oversight and public disclosure of transactions.

Pursuant to the Related Person Transaction Policy, any transaction or arrangement or series of transactions or arrangements between the Company, any subsidiary of the Company or any other company controlled by the Company participates, whether or not the Company is a party, and a “related person” in which such person will have a material direct or indirect interest must be submitted to the disinterested members of the Board for review, approval or ratification. A “related person” means any director, director nominee or executive officer of the Company, any holder of more than 5% of the outstanding voting securities of the Company, or any immediate family member of the foregoing persons.

The disinterested members of the Board will consider all relevant factors when determining whether to approve or ratify a related person transaction, including whether such transaction is in, or not inconsistent with, the best interests of the Company, and whether such transaction is comparable to a transaction that could be available on an arms-length basis or is on terms that the Company offers generally to persons who are not related persons and whether such transaction. Specific types of transactions are excluded from the Related Person Transaction Policy, such as, for example, transactions in which the related person’s interest arises solely from his or her service as a director of, or direct or indirect ownership of less than a ten percent (10%) equity interest in, another entity that is a party to the transaction.

In addition to the Related Person Transaction Policy, the Code of Conduct requires that conflicts of interests involving persons other than directors, director nominees and executive officers must be approved by the Operations Committee.

The following is a discussion of transactions since January 1, 2021 between the Company and its directors, director nominees, executive officers, any holder of more than 5% of any class of the Company’s voting securities, or any immediate family member of the foregoing persons:

Series C Preferred Stock Offerings

In March 2021, the Company entered into a Series C Preferred Stock Purchase Agreement with each of (i) York Capital Management, L.P. and certain of its affiliates and (ii) certain affiliates of Bardin Hill Investment Partners LP (collectively, the “2021 Series C Purchasers”) pursuant to which the Company sold an aggregate of 14,500 shares of Series C Preferred Stock at $1,000.00 per share for an aggregate purchase price of $14.5 million, issued Series C Warrants and issued an additional 290 shares of Series C Preferred Stock in aggregate as origination fees to the 2021 Series C Purchasers. In February 2022, the Company entered into a Series C Preferred Stock Purchase Agreement with TEP Next Decade, pursuant to which the Company sold an aggregate of 5,000 shares of Series C Preferred Stock at $1,000.00 per share for an aggregate purchase price of $5.0 million, issued Series C Warrants and issued an additional 100 shares of Series C Preferred Stock in aggregate as origination fees to TEP Next Decade. In March 2022, the Company entered into a Series C Preferred Stock Purchase Agreement with Avenue, pursuant to which the Company sold an aggregate of 5,500 shares of Series C Preferred Stock at $1,000.00 per share for an aggregate purchase price of $5.5 million, issued Series C Warrants and issued an additional 110 shares of Series C Preferred Stock in aggregate as origination fees to Avenue.

The terms of the Series C Warrants are set forth in Warrant Agreements delivered to each of the 2021 Series C Purchasers, TEP Next Decade and Avenue. Under such Warrant Agreements, the Series C Warrants represent the right to acquire a number of shares of Common Stock equal to a percentage of the fully diluted shares of all outstanding shares of Common Stock on the exercise date (the “Fully Diluted Exercise Date Shares”) with a strike price of $0.01 per share. The Series C Warrants issued to (i) the 2021 Series C Purchasers represent the right to acquire a number of shares of Common Stock equal to approximately 41 basis points (0.41%) of the Fully Diluted Exercise Date Shares, (ii) TEP Next Decade represent the right to acquire a number of shares of Common Stock equal to approximately 7.1 basis points (0.071%) of the Fully Diluted Exercise Date Shares and (iii) Avenue represent the right to acquire a number of shares of Common Stock equal to approximately 7.81 basis points (0.0781%) of the Fully Diluted Exercise Date Shares The Series C Warrants have a fixed three-year term commencing on the closing date of the Series C Preferred Stock Offering on which they were issued. The Series C Warrants may only be exercised by holders at the expiration of such three-year term; however, the Company can force exercise of the Series C Warrants prior to expiration of such term if the volume weighted average trading price of shares of Common Stock for each trading day during any 60 of the prior 90 trading days is equal to or greater than 175% of the then applicable conversion price of the Series A Preferred Stock and the Series B Preferred Stock and the Company simultaneously elects to force a mandatory exercise of all other warrants then-outstanding and unexercised and held by any holder of parity stock.

In connection with the closing of the Series C Preferred Stock Offerings, the Company and the 2021 Series C Purchasers, TEP Next Decade and Avenue entered into registration rights agreements (the “Series C Preferred Stock Registration Rights Agreements”). Pursuant to the Series C Preferred Stock Registration Rights Agreements, the Company agreed to, among other things, file with the SEC a shelf registration statement to permit the public resale of shares of Common Stock underlying (i) the Series C Preferred Stock (including any Common Stock underlying the Series C Preferred Stock issued as payment-in-kind dividends) issued pursuant to the Series C Preferred Stock Purchase Agreements and (ii) the Series C Warrants (the securities described in clauses (i) and (ii), the “Series C Registrable Securities”). Further, the Company agreed to keep such shelf registration statement effective until the earlier of (i) the date all such Series C Registrable Securities cease to be Series C Registrable Securities and (ii) the date all such Series C Registrable Securities covered by such shelf registration statement can be sold publicly without restriction or limitation under Rule 144 of the Securities Act, and without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act.

April 2022 Private Placement of Common Stock

On April 6, 2022, the Company entered into a Common Stock Purchase Agreement with HGC, pursuant to which the Company sold 4,618,226 shares of Common Stock at a purchase price of $6.496 per share for an aggregate purchase price of approximately $30.0 million. The consummation of the transactions contemplated by the Common Stock Purchase Agreement occurred on April 7, 2022. Pursuant to the Common Stock Purchase Agreement, the Company entered into a Registration Rights Agreement with HGC and filed a registration statement with the SEC with respect to the resale of shares of Common Stock held by HGC. Additionally, HGC may in certain instances elect to dispose of shares of Common Stock pursuant to an underwritten offering or engage in an underwritten block trade. HGC will also have demand and piggy-back registration rights covering any shares of Common Stock held by it.

February 2023 Private Placement of Common Stock

On February 3, 2023, the Company entered into a common stock purchase agreement (the “Stock Purchase Agreement”) for a private placement with HGC and Ninteenth, pursuant to which the Company sold an aggregate of 5,835,277 shares of Common Stock at a purchase price of $5.998 per share for an aggregate purchase price of approximately $35.0 million.  The consummation of the transactions contemplated by the Stock Purchase Agreement occurred on February 8, 2023 (the “Closing Date”). Pursuant to the Stock Purchase Agreement, the Company provided registration rights to HGC and Ninteenth substantially similar to the registration rights provided to HGC and Ninteenth under their respective existing Registration Rights Agreements, dated as of October 28, 2019 and April 6, 2022, respectively, whereby the Company will be required to file a registration statement within 90 days after the Closing Date with respect to the resale of shares of Common Stock held by HGC and Ninteenth. Additionally, HGC and Ninteenth may in certain instances elect to dispose of shares of Common Stock pursuant to an underwritten offering or engage in an underwritten block trade. HGC and Ninteenth will also have demand and piggy-back registration rights covering any shares of Common Stock held by them.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Management is responsible for the Company’s financial statements, and the independent auditors are responsible for the examination of those statements.

In keeping with its responsibilities, the Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2022 with management and the independent auditors, both with and without management present. In addition, the Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed under applicable Public Company Accounting Oversight Board (the “PCAOB”) rules. The Audit Committee has received the written disclosures and the letter from the independent auditors required by the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence, has discussed with the independent auditor all relationships between the auditors and the Company that may bear on the auditor’s independence and any relationships that may impact their objectivity and independence and has satisfied itself as to the auditor’s independence.

Based on the Audit Committee’s discussions with management and the independent auditors, the Audit Committee’s review of the audited financial statements as of and for the year ended December 31, 2022, representations of management and the report of the independent auditors, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Audit Committee of the Board of Directors,

L. Spencer Wells Avinash Kripalani Edward Andrew Scoggins, Jr.

OTHER MATTERS

Neither the Company nor any of the persons named as proxies know of matters other than those described above to be voted on at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on these matters, subject to the direction of the Board.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 accompanies this Proxy Statement but is not to be deemed a part of the proxy soliciting material.

WHERE YOU CAN FIND MORE INFORMATION

Stockholders may also obtain a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC without charge by writing to the Corporate Secretary at NextDecade Corporation, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and other filings with the SEC may also be accessed on the Company’s website at www.next-decade.com.

APPENDIX A

EQUITY PLAN AMENDMENT

AMENDMENT OF THE
NEXTDECADE CORPORATION
2017 OMNIBUS INCENTIVE PLAN

This Amendment (“Amendment”) of the 2017 Omnibus Incentive Plan, as amended from time to time (the “Plan”) of NextDecade Corporation, a Delaware corporation (the “Company”), is adopted by the Company on April 20, 2023, subject to approval by the Company’s stockholders (the “Stockholders”).

WHEREAS, the Company maintains the Plan;

WHEREAS, under Section 16.2 of the Plan, the Company’s Board of Directors (the “Board”) may amend the Plan at any time, contingent on approval of the Stockholders, to the extent the Board deems necessary.

WHEREAS, upon the recommendation of the Compensation Committee of the Board of Directors, the Board has determined that it is in the best interests of the Company to increase the authorized number of shares available for issuance under the Plan.

NOW, THEREFORE, the Plan is hereby amended as follows, subject to approval of the Stockholders:

1.	Section 4.1 of the Plan is deleted in its entirety and replaced with the following:

“4.1     Number of Shares Reserved. Subject to adjustment as provided in Section 4.5 hereof, the total number of Shares of Common Stock that are reserved for issuance under the Plan (the “Share Reserve”) shall equal (a) 18,262,461 shares of Common Stock, plus (b) effective April 20, 2023 (subject to stockholder approval), 6,000,000. All such sum of shares may be issued as Incentive Stock Options. Each share of Common Stock subject to an Award shall reduce the Share Reserve by one share; provided, however, that Awards that are required to be paid in cash pursuant to their terms shall not reduce the Share Reserve. Any shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.”

2.

The Plan, as amended hereby, and all other documents, instruments, and agreements executed or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

[Signature page follows.]

A-1

IN WITNESS WHEREOF, I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of NextDecade Corporation on April 20, 2023.

NEXTDECADE CORPORATION

By:
Name:	Vera de Gyarfas
Title:	General Counsel and Corporate Secretary

*          *          *          *          *

IN WITNESS WHEREOF, I hereby certify that the foregoing Amendment was approved by the stockholders of NextDecade Corporation on ____________________, 2023.

NEXTDECADE CORPORATION

By:
Name:	Vera de Gyarfas
Title:	General Counsel and Corporate Secretary

B-1

NextDecade Corporation

Annual Meeting of Stockholders

Please make your marks like this: [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect three Class C directors to serve on the Company's board of directors for terms of three years or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal;	FOR	AGAINST	ABSTAIN	
	1.01 Brian Belke	☐	☐	☐	FOR
	1.02 L. Spencer Wells	☐	☐	☐	FOR
	1.03 Edward Andrew Scoggins, Jr.	☐	☐	☐	FOR
		FOR	AGAINST	ABSTAIN	
2.	To approve an amendment to the Company's 2017 Omnibus Incentive Plan, as amended, to increase the maximum number of shares available under such plan;	☐	☐	☐	FOR
3.	To approve, on an advisory basis, the compensation of the Company's named executive officers;	☐	☐	☐	FOR
4	To ratify the reappointment of Grant Thornton LLP as the Company's independent registered public accountants and auditors for the fiscal year ending December 31, 2023; and	☐	☐	☐	FOR
5.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.				

You must register to attend the meeting online and/or participate at www.proxydocs.com/NEXT

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ____________ Date ____________ Signature (if held jointly) ____________ Date ____________

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NEXTDECADE

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET

Go To: **www.proxypush.com/NEXT**
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

PHONE Call **1-866-892-1461**
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

You must register to attend the meeting online and/or participate at www.proxydocs.com/NEXT

NextDecade Corporation

Annual Meeting of Stockholders

For Stockholders of record as of April 20, 2023

TIME: Thursday, June 1, 2023 9:00 AM, Central Daylight Time

PLACE: Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/NEXT for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Matthew K. Schatzman and Vera de Gyarfas (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of NextDecade Corporation which the undersigned is entitled to vote at said meeting and any adjournment or postponements thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

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